EXHIBIT 99.2

SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter Ended September 30, 2017

INDEX

	Page
Financial Supplement Definitions	3
Investor Information	4
2017 Business Developments	5	-	6
Common Shares Data	7
Financial Highlights	8
Trailing Twelve Months Pro Forma Cash Net Operating Income	9
Net Income/EBITDA/NOI (Consolidated and by Segment)	10	-	19
EBITDA by Region	20
Consolidated Balance Sheets	21
Capital Structure	22
Debt Analysis	23	-	24
Unconsolidated Joint Ventures	25	-	27
Square Footage	28
Top 30 Tenants	29
Lease Expirations	30	-	32
Leasing Activity	33	-	34
Occupancy, Same Store EBITDA, and NOI	35
Residential Statistics	36
Development/Redevelopment Summary	37
Capital Expenditures	38	-	42
Property Table	43	-	53
Non-GAAP Reconciliations:
Net Income to Net Income, as Adjusted	54
Net Income to Funds From Operations to Funds From Operations, as Adjusted	55	-	56
Funds From Operations to Funds Available for Distribution	57
EBITDA to EBITDA, as Adjusted	58	-	59
NOI to NOI, as Adjusted	60	-	61
EBITDA to Same Store EBITDA	62	-	64
NOI to Same Store NOI	65	-	67
Trailing Twelve Months Net Income to EBITDA, as Adjusted / Our Pro Rata Share of Annualized Revenues / Consolidated Debt to Contractual Debt	68

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures.  Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on pages 54 to 68.
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Net Operating Income ("NOI") - We calculate EBITDA and NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.  We consider EBITDA the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. We also consider NOI a key non-GAAP financial measure. NOI is before general and administrative expenses, straight-line rental income and expense, amortization of acquired below and above market leases, net, acquisition and transaction related costs, our share of net realized and unrealized gains or losses from our real estate fund investments, impairment losses and gains on disposal of assets. As properties are bought and sold based on a multiple of NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to those of our peers. EBITDA and NOI should not be considered substitutes for net income. EBITDA and NOI may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distributions ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Scott Freitag	Jed Reagan/Daniel Ismail	Michael Lewis
Bank of America/Merrill Lynch	Green Street Advisors	SunTrust Robinson Humphrey
646-855-5808/646-855-3197	949-640-8780	212-319-5659

Ross Smotrich/Trevor Young	Anthony Paolone	Nick Yulico/Frank Lee
Barclays Capital	JP Morgan	UBS
212-526-2306/212-526-3098	212-622-6682/212-633-1041	212-713-3402/415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Nicholas Stelzner
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-6117

Vincent Chao	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
212-250-6799	212-466-7937/212-466-7927

Steve Sakwa/Robert Simone	John W. Guinee
Evercore ISI	Stifel Nicolaus & Company
212-446-9462/212-446-9459	443-224-1307/443-224-1350

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal	Thierry Perrein
Bank of America/Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-6435	212-340-3816	704-410-3262

Mark Streeter	Cristina Rosenberg
JP Morgan	Citi
212-834-5086	212-723-6199

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2017 BUSINESS DEVELOPMENTS
Washington, DC Spin-off
On July 17, 2017, we completed the spin-off of our Washington, DC segment comprised of (i) 37 office properties totaling over 11.1 million square feet, five multifamily properties with 3,133 units and five other assets totaling approximately 406,000 square feet and (ii) 18 future development assets totaling over 10.4 million square feet of estimated potential development density, and (iii) $412.5 million of cash ($275.0 million plus The Bartlett financing proceeds less transaction costs and other mortgage items) to JBG SMITH Properties (“JBGS”). On July 18, 2017, JBGS was combined with the management business and certain Washington, DC assets of The JBG Companies (“JBG”), a Washington, DC real estate company. Steven Roth, the Chairman of the Board of Trustees and Chief Executive Officer of Vornado, is the Chairman of the Board of Trustees of JBGS. Mitchell Schear, former President of our Washington, DC business, is a member of the Board of Trustees of JBGS. We are providing transition services to JBGS initially including information technology, financial reporting and payroll services. The spin-off was effected through a tax-free distribution by Vornado to the holders of Vornado common shares of all of the common shares of JBGS at the rate of one JBGS common share for every two common shares of Vornado and the distribution by the Operating Partnership to the holders of its common units of all of the outstanding common units of JBG SMITH Properties LP (“JBGSLP”) at the rate of one JBGSLP common unit for every two common units of VRLP held of record. See JBGS’ Amendment No. 3 on Form 10 (File No. 1-37994) filed with the Securities and Exchange Commission on June 9, 2017 for additional information. Beginning in the third quarter of 2017, the historical financial results of our Washington, DC segment are reflected in our consolidated financial statements as discontinued operations for all periods presented.

Financing Activities
On June 1, 2017, Alexander’s, Inc. (NYSE: ALX), in which we have a 32.4% ownership interest, completed a $500,000,000 refinancing of the office portion of 731 Lexington Avenue. The interest-only loan is at LIBOR plus 0.90% (2.14% at September 30, 2017) and matures in June 2020 with four one-year extension options. In connection therewith, Alexander’s purchased an interest rate cap with a notional amount of $500,000,000 that caps LIBOR at a rate of 6.00%. The property was previously encumbered by a $300,000,000 interest-only mortgage at LIBOR plus 0.95% which was scheduled to mature in March 2021.
On June 15, 2017, the joint venture, in which we have a 50.1% interest, completed a $271,000,000 loan facility, with an initial advance of $202,299,000 for the Moynihan Office Building. The interest-only loan is at LIBOR plus a 3.25% (4.48% at September 30, 2017) and matures in June 2019 with two one-year extension options.
On June 20, 2017, we completed a $220,000,000 financing of The Bartlett residential building. The five-year interest-only loan is at LIBOR plus 1.70% (2.90% at September 30, 2017), and matures in June 2022. On July 17, 2017, the property, the loan and the $217,000,000 of net proceeds were transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

On July 17, 2017, prior to completion of the tax-free spin-off of our Washington, DC segment, we repaid the $43,581,000 LIBOR plus 1.25% mortgage encumbering 1700 and 1730 M Street which was scheduled to mature in August 2017. The unencumbered property was then transferred to JBGS in connection with the tax-free spin-off of our Washington, DC segment.

On July 19, 2017, the joint venture, in which we have a 25.0% interest, completed a $500,000,000 refinancing of 330 Madison Avenue, an 845,000 square foot Manhattan office building. The seven-year interest-only loan matures in August 2024 and has a fixed rate of 3.43%. Our share of net proceeds, after repayment of the existing $150,000,000 LIBOR plus 1.30% mortgage and closing costs, was approximately $85,000,000.

On August 23, 2017, the joint venture, in which we have a 50.0% interest, completed a $1.2 billion refinancing of 280 Park Avenue, a 1,250,000 square foot Manhattan office building. The loan is interest-only at LIBOR plus 1.73% (2.97% at September 30, 2017) and matures in September 2019 with five one-year extension options. Our share of net proceeds, after repayment of the existing $900,000,000 LIBOR plus 2.00% mortgage and closing costs, was approximately $140,000,000.

On October 17, 2017, we extended one of our two $1.25 billion unsecured revolving credit facilities from November 2019 to January 2022 with two six-month extension options. The interest rate on the extended facility was lowered from LIBOR plus 1.05% to LIBOR plus 1.00%. The facility fee remains at 20 basis points. The interest rate and facility fees are the same as our other $1.25 billion unsecured revolving credit facility, which matures in February 2021 with two six-month extension options.

2017 BUSINESS DEVELOPMENTS
Other Activities
Moynihan Office Building
In September 2016, our 50.1% joint venture with the Related Companies (Related) was designated by Empire State Development ("ESD"), an entity of New York State to redevelop the historic Farley Post Office building.  The building will include a new Moynihan Train Hall and approximately 850,000 rentable square feet of commercial space, comprised of approximately 730,000 square feet of office space and approximately 120,000 square feet of retail space.  On June 15, 2017, the joint venture closed a 99-year, triple-net lease with ESD for the commercial space at the Moynihan Office Building and made a $230,000,000 upfront contribution, of which our share is $115,230,000, towards the construction of the train hall. The lease calls for annual rent payments of $5,000,000 plus payments in lieu of real estate taxes. Simultaneously, the joint venture completed a $271,000,000 loan facility, with an initial advance of $202,299,000.  The interest-only loan is at LIBOR plus 3.25% (4.48% at September 30, 2017) and matures in June 2019 with two one-year extension options.
The joint venture has also entered into a development agreement with ESD and a design-build contract with Skanska Moynihan Train Hall Builders.  Under the development agreement with ESD, the joint venture is obligated to build the Moynihan Train Hall, with Vornado and Related each guaranteeing the joint venture's obligations.  Under the design-build agreement, Skanska Moynihan Train Hall Builders is obligated to fulfill all of the joint venture's obligations.  The obligations of Skanska Moynihan Train Hall Builders have been bonded by Skanska USA and bears a full guaranty from Skanska AB.
Mezzanine Loan – New York
On May 9, 2017, a $150,000,000 mezzanine loan owned by a joint venture in which we have a 33.3% ownership interest was repaid at its maturity and we received our $50,000,000 share. The mezzanine loan earned interest at LIBOR plus 9.42%.
Sterling Suffolk Racecourse, LLC ("Suffolk Downs JV")
On May 26, 2017, Suffolk Downs JV, a joint venture in which we have a 21.2% equity interest, sold the property comprising the Suffolk Downs racetrack in East Boston, Massachusetts (“Suffolk Downs”) for $155,000,000, which resulted in net proceeds and a net gain to us of $15,314,000.  In addition, we were repaid $29,318,000 of principal and $6,129,000 of accrued interest on our debt investments in Suffolk Downs JV, resulting in a net gain of $11,373,000.
Vornado Capital Partners Real Estate Fund

On September 29, 2017, Vornado Capital Partners Real Estate Fund (the "Fund") completed the sale of 800 Corporate Pointe in Culver City, CA for $148,000,000. From the inception of this investment through its disposition, the Fund realized a $35,620,000 net gain.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2017		Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
High price	$97.25	(1)	$103.35	$111.72	$105.91
Low price	$72.77		$91.18	$98.51	$86.35
Closing price - end of quarter	$76.88	(1)	$93.90	$100.31	$104.37

Annualized dividend per share	$2.40	(2)	$2.84	$2.84	$2.52
JBGS expected annualized dividend	0.44		—	—	—
	$2.84		$2.84	$2.84	$2.52

Annualized dividend yield - on closing price	3.1%		3.0%	2.8%	2.4%

Outstanding shares, Class A units and convertible preferred units as converted, excluding stock options (in thousands)	203,138		202,518	202,453	201,823

Closing market value of outstanding shares, Class A units and convertible preferred units as converted, excluding stock options	$15.6 Billion		$19.0 Billion	$20.3 Billion	$21.1 Billion
____________________
(1) Prior to the July 17, 2017 spin-off of JBGS Properties (NYSE: JBGS), which had a September 29, 2017 quarter ended closing share price of $34.21 ($17.10 adjusted for the 1:2 distribution).
(2) The third quarter annualized 2017 dividend is after the July 17, 2017 spin-off of JBGS.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Nine Months Ended September 30,
	September 30,		June 30, 2017
	2017	2016		2017	2016
Total revenues	$528,755	$502,753	$511,087	$1,547,900	$1,489,768

Net (loss) income attributable to common shareholders	$(29,026)	$66,125	$115,972	$134,698	$172,425
Per common share:
Basic	$(0.15)	$0.35	$0.61	$0.71	$0.91
Diluted	$(0.15)	$0.35	$0.61	$0.71	$0.91

Net income attributable to common shareholders, as adjusted (non-GAAP)	$68,229	$48,010	$59,287	$165,438	$119,372
Per diluted share (non-GAAP)	$0.36	$0.25	$0.31	$0.87	$0.63

FFO, as adjusted (non-GAAP)	$188,989	$176,219	$184,068	$537,345	$499,089
Per diluted share (non-GAAP)	$0.99	$0.93	$0.97	$2.81	$2.63

FFO (non-GAAP)	$100,178	$225,529	$257,673	$564,431	$658,880
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$106,954	$240,466	$274,735	$601,660	$701,786
Per diluted share (non-GAAP)	$0.52	$1.19	$1.35	$2.95	$3.47

Dividends per common share	$0.60	$0.63	$0.71	$2.02	$1.89

FFO payout ratio (based on FFO, as adjusted)	60.6%	67.7%	73.2%	71.9%	71.9%
FAD payout ratio	80.0%	94.0%	84.5%	84.5%	112.5%

Weighted average shares used in determining FFO per diluted share - REIT basis	190,893	190,090	190,444	191,304	190,129
Convertible units:
Class A	11,707	11,557	11,732	11,692	11,523
D-13	594	459	491	510	496
G1-G4	52	38	42	53	39
Equity awards - unit equivalents	558	536	446	363	323
Weighted average shares used in determining FFO per diluted share - OP Basis	203,804	202,680	203,155	203,922	202,510

TRAILING TWELVE MONTHS PRO FORMA CASH NET OPERATING INCOME ("NOI") (NON-GAAP)
(unaudited and in thousands)
	Trailing Twelve Months Ended September 30, 2017
	EBITDA, as Adjusted(1)	Non-cash Adjustments & Other(2)	Add-back: G&A	Cash NOI, as Adjusted	Incremental NOI from Signed Leases(3) (4)	Pro Forma Cash NOI
New York - Office	$697,227	$(105,290)	$26,600	$618,537	$56,985	$675,522
New York - Retail	363,099	(48,881)	10,737	324,955	12,587	337,542
New York - Residential	24,609	(3,169)	—	21,440	—	21,440
theMART	93,627	(4,333)	7,228	96,522	13,474	109,996
555 California Street	46,560	(4,228)	—	42,332	680	43,012
Total Vornado	$1,225,122	$(165,901)	$44,565	$1,103,786	$83,726	$1,187,512
____________________

(1)	See reconciliation of net income attributable to the Operating Partnership to EBITDA, as adjusted for the trailing twelve months ended September 30, 2017 on page 68.

(2)
Trailing twelve months straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office.

(3)	$89,000 of capital remains to be spent for the significant leases included in the incremental NOI.

(4)	Below is a table of incremental NOI/EBITDA by quarter:

	Incremental NOI						Incremental EBITDA
		New York			555 California			New York			555 California
	Total	Office	Retail	theMART	Street		Total	Office	Retail	theMART	Street
Q4 2017	$28,761	$20,925	$4,322	$3,210	$304	Q4 2017	$9,972	$6,766	$2,293	$888	$25

Q1 2018	20,667	15,393	2,000	3,152	122	Q1 2018	8,397	5,216	2,293	888	—
Q2 2018	14,216	9,617	2,000	2,500	99	Q2 2018	7,545	4,615	2,293	637	—
Q3 2018	6,388	2,160	2,066	2,064	98	Q3 2018	2,513	—	2,311	202	—
Q4 2018	3,716	2,093	733	846	44	Q4 2018	881	—	881	—	—
	44,987	29,263	6,799	8,562	363		19,336	9,831	7,778	1,727	—

Q1 2019	1,519	—	733	776	10	Q1 2019	2,561	1,680	881	—	—
Q2 2019	2,945	1,525	733	684	3	Q2 2019	2,561	1,680	881	—	—
Q3 2019	1,767	1,525	—	242	—	Q3 2019	1,680	1,680	—	—	—
Q4 2019	1,525	1,525	—	—	—	Q4 2019	1,680	1,680	—	—	—
	7,756	4,575	1,466	1,702	13		8,482	6,720	1,762	—	—

Q1 2020	2,222	2,222	—	—	—	Q1 2020	—	—	—	—	—

	$83,726	$56,985	$12,587	$13,474	$680		$37,790	$23,317	$11,833	$2,615	$25

CONSOLIDATED NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP)
(unaudited and in thousands)
	Three Months Ended
	September 30,			June 30,
	2017	2016	Inc (Dec)	2017
Property rentals	$411,838	$372,167	$39,671	$406,025
Straight-lining of rents	9,170	27,457	(18,287)	10,030
Amortization of acquired below-market leases, net	11,054	11,529	(475)	12,588
Total property rentals	432,062	411,153	20,909	428,643
Tenant expense reimbursements	63,401	60,957	2,444	51,657
Fee and other income:
BMS cleaning fees	26,429	24,532	1,897	24,425
Management and leasing fees	2,330	1,935	395	2,777
Lease termination fees	991	1,819	(828)	1,106
Other income	3,542	2,357	1,185	2,479
Total revenues	528,755	502,753	26,002	511,087
Operating expenses	225,226	213,762	11,464	215,700
Depreciation and amortization	104,972	105,877	(905)	105,123
General and administrative	36,261	33,584	2,677	36,194
Acquisition and transaction related costs	61	1,069	(1,008)	260
Total expenses	366,520	354,292	12,228	357,277
Operating income	162,235	148,461	13,774	153,810
(Loss) income from partially owned entities	(41,801)	3,811	(45,612)	46,021
(Loss) income from real estate fund investments	(6,308)	1,077	(7,385)	4,391
Interest and other investment income, net	9,306	6,459	2,847	9,330
Interest and debt expense	(85,068)	(79,721)	(5,347)	(84,789)
Income before income taxes	38,364	80,087	(41,723)	128,763
Income tax (expense) benefit	(1,188)	(4,563)	3,375	610
Income from continuing operations	37,176	75,524	(38,348)	129,373
(Loss) income from discontinued operations	(47,930)	25,080	(73,010)	18,111
Net (loss) income	(10,754)	100,604	(111,358)	147,484
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(4,022)	(3,658)	(364)	(7,677)
Net (loss) income attributable to the Operating Partnership	(14,776)	96,946	(111,722)	139,807
Interest and debt expense	113,438	122,979	(9,541)	118,585
Depreciation and amortization	136,621	172,980	(36,359)	168,248
Income tax expense	1,462	5,102	(3,640)	289
EBITDA (non-GAAP)	236,745	398,007	(161,262)	426,929
NOI adjustments (see following page for details)	109,496	(14,130)	123,626	(25,495)
NOI (non-GAAP)	$346,241	$383,877	$(37,636)	$401,434

Capitalized:
Leasing	$1,280	$1,730	$(450)	$1,508
Development payroll	$1,495	$1,698	$(203)	$2,476
Interest and debt expense	$12,584	$7,833	$4,751	$11,580

CONSOLIDATED NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP)
(unaudited and in thousands)
	Three Months Ended
	September 30,			June 30,
	2017	2016	Inc (Dec)	2017
NOI adjustments:
Acquisition and transaction related costs, including $53,581, $2,739 and $6,211, respectively, for the spin-off of JBGS	$53,642	$3,808	$49,834	$6,471
Impairment loss on investment in Pennsylvania Real Estate Investment Trust ("PREIT")	44,465	—	44,465	—
General and administrative expenses less the mark-to-market of our deferred compensation plan of $1,975, $204 and $789, respectively	35,495	40,238	(4,743)	41,681
Non-cash adjustments for straight-line rental income and expense and amortization of acquired below and above market leases, net	(23,304)	(46,500)	23,196	(23,244)
Our share of net realized/unrealized losses from our real estate fund investments	10,394	99	10,295	2,299
Net gains resulting from Urban Edge Properties ("UE") operating partnership unit issuances	(5,200)	—	(5,200)	(15,900)
Real estate impairment losses	4,354	1,599	2,755	167
Net gains on sale of real estate and other	(1,547)	(5,386)	3,839	(15,339)
Net gain on repayment of our Suffolk Downs JV debt investments	—	—	—	(11,373)
Our share of Alexander's EBITDA (excluding management, leasing and development fees)	(12,207)	(11,506)	(701)	(11,742)
Dividends received from Alexander's	7,030	6,617	413	7,029
Our share of PREIT EBITDA	(3,731)	(3,070)	(661)	(3,645)
Distributions received from PREIT	1,361	1,342	19	1,284
Our share of UE EBITDA (excluding management fees)	(2,513)	(2,514)	1	(4,441)
Distributions received from UE	1,257	1,143	114	1,258
Total NOI adjustments (per previous page)	$109,496	$(14,130)	$123,626	$(25,495)

CONSOLIDATED NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP)
(unaudited and in thousands)
	Nine Months Ended September 30,
	2017	2016	Inc (Dec)
Property rentals	$1,209,783	$1,099,511	$110,272
Straight-lining of rents	31,056	98,728	(67,672)
Amortization of acquired below-market leases, net	34,758	40,664	(5,906)
Total property rentals	1,275,597	1,238,903	36,694
Tenant expense reimbursements	174,091	162,831	11,260
Fee and other income:
BMS cleaning fees	75,925	68,656	7,269
Management and leasing fees	7,382	5,694	1,688
Lease termination fees	5,947	7,123	(1,176)
Other income	8,958	6,561	2,397
Total revenues	1,547,900	1,489,768	58,132
Operating expenses	661,585	626,546	35,039
Depreciation and amortization	315,223	316,383	(1,160)
General and administrative	122,161	112,593	9,568
Acquisition and transaction related costs	1,073	6,697	(5,624)
Total expenses	1,100,042	1,062,219	37,823
Operating income	447,858	427,549	20,309
Income from partially owned entities	5,578	3,892	1,686
(Loss) income from real estate fund investments	(1,649)	28,750	(30,399)
Interest and other investment income, net	27,800	20,121	7,679
Interest and debt expense	(252,581)	(250,034)	(2,547)
Net gains on disposition of wholly owned and partially owned assets	501	160,225	(159,724)
Income before income taxes	227,507	390,503	(162,996)
Income tax expense	(2,429)	(8,921)	6,492
Income from continuing operations	225,078	381,582	(156,504)
Income from discontinued operations	(14,501)	(104,204)	89,703
Net income	210,577	277,378	(66,801)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(18,436)	(26,361)	7,925
Net income attributable to the Operating Partnership	192,141	251,017	(58,876)
Interest and debt expense	348,350	376,898	(28,548)
Depreciation and amortization	476,406	521,143	(44,737)
Income tax expense	4,180	13,067	(8,887)
EBITDA (non-GAAP)	1,021,077	1,162,125	(141,048)
NOI adjustments (see following page for details)	111,365	(42,570)	153,935
NOI (non-GAAP)	$1,132,442	$1,119,555	$12,887

Capitalized:
Leasing	$3,494	$6,137	$(2,643)
Development payroll	$4,334	$5,349	$(1,015)
Interest and debt expense	$34,979	$21,510	$13,469

CONSOLIDATED NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP)
(unaudited and in thousands)
	Nine Months Ended September 30,
	2017	2016	Inc (Dec)
NOI adjustments:
General and administrative expenses less the mark-to-market of our deferred compensation plan of $5,233 and $2,625, respectively	$131,365	$132,085	$(720)
Non-cash adjustments for straight-line rental income and expense and amortization of acquired below and above market leases, net	(73,125)	(152,023)	78,898
Acquisition and transaction related costs, including $67,045 and $4,597, respectively, for the spin-off of JBGS	68,118	11,319	56,799
Impairment loss on investment in PREIT	44,465	—	44,465
Net gains on sale of real estate and other	(21,507)	(168,140)	146,633
Net gains resulting from UE operating partnership unit issuances	(21,100)	—	(21,100)
Our share of net realized/unrealized losses (gains) from our real estate fund investments	18,802	(8,741)	27,543
Net gain on repayment of our Suffolk Downs JV debt investments	(11,373)	—	(11,373)
Real estate impairment losses	7,572	166,701	(159,129)
Our share of Alexander's EBITDA (excluding management, leasing and development fees)	(35,511)	(34,880)	(631)
Dividends received from Alexander's	21,090	19,849	1,241
Our share of PREIT EBITDA	(15,439)	(8,537)	(6,902)
Distributions received from PREIT	3,929	3,906	23
Our share of UE EBITDA (excluding management fees)	(9,694)	(7,539)	(2,155)
Distributions received from UE	3,773	3,430	343
Total NOI adjustments (per previous page)	$111,365	$(42,570)	$153,935

NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)
	Three Months Ended September 30, 2017
	Total	New York		Other
Property rentals	$411,838	$347,283		$64,555
Straight-lining of rents	9,170	7,099		2,071
Amortization of acquired below-market leases, net	11,054	10,756		298
Total property rentals	432,062	365,138		66,924
Tenant expense reimbursements	63,401	55,984		7,417
Fee and other income:
BMS cleaning fees	26,429	28,155		(1,726)
Management and leasing fees	2,330	2,101		229
Lease termination fees	991	984		7
Other income	3,542	1,247		2,295
Total revenues	528,755	453,609		75,146
Operating expenses	225,226	192,430		32,796
Depreciation and amortization	104,972	83,067		21,905
General and administrative	36,261	9,479		26,782
Acquisition and transaction related costs	61	—		61
Total expenses	366,520	284,976		81,544
Operating income (loss)	162,235	168,633		(6,398)
(Loss) income from partially owned entities	(41,801)	1,411		(43,212)
Loss from real estate fund investments	(6,308)	—		(6,308)
Interest and other investment income, net	9,306	1,413		7,893
Interest and debt expense	(85,068)	(61,529)		(23,539)
Income (loss) before income taxes	38,364	109,928		(71,564)
Income tax expense	(1,188)	(1,087)		(101)
Income (loss) from continuing operations	37,176	108,841		(71,665)
Loss from discontinued operations	(47,930)	—		(47,930)
Net (loss) income	(10,754)	108,841		(119,595)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(4,022)	(2,552)		(1,470)
Net (loss) income attributable to the Operating Partnership	(14,776)	106,289		(121,065)
Interest and debt expense	113,438	84,907		28,531
Depreciation and amortization	136,621	104,799		31,822
Income tax expense	1,462	1,182		280
EBITDA for the three months ended September 30, 2017 (non-GAAP) (1)	236,745	297,177		(60,432)
NOI adjustments (see following page for details)	109,496	(17,133)		126,629
NOI for the three months ended September 30, 2017 (non-GAAP) (1)	$346,241	$280,044		$66,197
EBITDA for the three months ended September 30, 2016 (non-GAAP)	$398,007	$276,893		$121,114
NOI for the three months ended September 30, 2016 (non-GAAP)	$383,877	$246,588		$137,289
EBITDA, as adjusted (non-GAAP):
For the three months ended September 30, 2017	$327,544	$297,177	(2)	$30,367	(3)
For the three months ended September 30, 2016	$315,734	$276,893	(2)	$38,841	(3)
NOI, as adjusted (non-GAAP):
For the three months ended September 30, 2017	$329,978	$280,044	(2)	$49,934	(3)
For the three months ended September 30, 2016	$306,497	$246,588	(2)	$59,909	(3)
____________________

(1)	See notes on pages 18 and 19.

NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)
	Three Months Ended September 30, 2017
	Total	New York	Other
NOI adjustments:
Acquisition and transaction related costs, including $53,581 for the spin-off of JBGS	$53,642	$—	$53,642
Impairment loss on investment in PREIT	44,465	—	44,465
General and administrative expenses less $1,975 mark-to-market of our deferred compensation plan	35,495	9,479	26,016
Non-cash adjustments for straight-line rental income and expense and amortization of acquired below and above market leases, net	(23,304)	(21,435)	(1,869)
Our share of net realized/unrealized losses on our real estate fund investments	10,394	—	10,394
Net gain resulting from UE operating partnership unit issuances	(5,200)	—	(5,200)
Real estate impairment losses	4,354	—	4,354
Net gains on sale of real estate and other	(1,547)	—	(1,547)
Our share of Alexander's EBITDA (excluding management, leasing and development fees)	(12,207)	(12,207)	—
Dividends received from Alexander's	7,030	7,030	—
Our share of PREIT EBITDA	(3,731)	—	(3,731)
Distributions received from PREIT	1,361	—	1,361
Our share of UE EBITDA (excluding management fees)	(2,513)	—	(2,513)
Distributions received from UE	1,257	—	1,257
Total NOI adjustments (per previous page)	$109,496	$(17,133)	$126,629

NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)
	Nine Months Ended September 30, 2017
	Total	New York		Other
Property rentals	$1,209,783	$1,006,197		$203,586
Straight-lining of rents	31,056	22,990		8,066
Amortization of acquired below-market leases, net	34,758	33,735		1,023
Total property rentals	1,275,597	1,062,922		212,675
Tenant expense reimbursements	174,091	155,064		19,027
Fee and other income:
BMS cleaning fees	75,925	80,895		(4,970)
Management and leasing fees	7,382	6,593		789
Lease termination fees	5,947	5,773		174
Other income	8,958	5,463		3,495
Total revenues	1,547,900	1,316,710		231,190
Operating expenses	661,585	561,249		100,336
Depreciation and amortization	315,223	252,753		62,470
General and administrative	122,161	31,630		90,531
Acquisition and transaction related costs	1,073	—		1,073
Total expenses	1,100,042	845,632		254,410
Operating income (loss)	447,858	471,078		(23,220)
Income (loss) from partially owned entities	5,578	(954)		6,532
Loss from real estate fund investments	(1,649)	—		(1,649)
Interest and other investment income, net	27,800	4,384		23,416
Interest and debt expense	(252,581)	(179,851)		(72,730)
Net gain on disposition of wholly owned and partially owned assets	501	—		501
Income (loss) before income taxes	227,507	294,657		(67,150)
Income tax expense	(2,429)	(324)		(2,105)
Income (loss) from continuing operations	225,078	294,333		(69,255)
(Loss) from discontinued operations	(14,501)	—		(14,501)
Net income (loss)	210,577	294,333		(83,756)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(18,436)	(8,041)		(10,395)
Net income (loss) attributable to the Operating Partnership	192,141	286,292		(94,151)
Interest and debt expense	348,350	239,032		109,318
Depreciation and amortization	476,406	328,058		148,348
Income tax expense	4,180	540		3,640
EBITDA for the nine months ended September 30, 2017 (non-GAAP) (1)	1,021,077	853,922		167,155
NOI adjustments (see following page for details)	111,365	(41,588)		152,953
NOI for the nine months ended September 30, 2017 (non-GAAP) (1)	$1,132,442	$812,334		$320,108
EBITDA for the nine months ended September 30, 2016 (non-GAAP)	$1,162,125	$977,517		$184,608
NOI for the nine months ended September 30, 2016 (non-GAAP)	$1,119,555	$716,315		$403,240
EBITDA, as adjusted (non-GAAP):
For the nine months ended September 30, 2017	$943,708	$853,922	(2)	$89,786	(3)
For the nine months ended September 30, 2016	$920,757	$814,886	(2)	$105,871	(3)
NOI, as adjusted (non-GAAP):
For the nine months ended September 30, 2017	$960,057	$812,334	(2)	$147,723	(3)
For the nine months ended September 30, 2016	$872,806	$714,083	(2)	$158,723	(3)
____________________
See notes on pages 18 and 19.

NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)
	Nine Months Ended September 30, 2017
	Total	New York	Other
NOI adjustments:
General and administrative expenses less $5,233 mark-to-market of our deferred compensation plan	$131,365	$31,630	$99,735
Non-cash adjustments for straight-line rental income and expense and amortization of acquired below and above market leases, net	(73,125)	(58,797)	(14,328)
Acquisition and transaction related costs, including $67,045 for the spin-off of JBGS	68,118	—	68,118
Impairment loss on investment in PREIT	44,465	—	44,465
Net gains on sale of real estate and other	(21,507)	—	(21,507)
Net gains resulting from UE operating partnership unit issuances	(21,100)	—	(21,100)
Our share of net realized/unrealized losses on our real estate fund investments	18,802	—	18,802
Net gain on repayment of our Suffolk Downs JV debt investments	(11,373)	—	(11,373)
Real estate impairment losses	7,572	—	7,572
Our share of Alexander's EBITDA (excluding management, leasing and development fees)	(35,511)	(35,511)	—
Dividends received from Alexander's	21,090	21,090	—
Our share of PREIT EBITDA	(15,439)	—	(15,439)
Distributions received from PREIT	3,929	—	3,929
Our share of UE EBITDA (excluding management fees)	(9,694)	—	(9,694)
Distributions received from UE	3,773	—	3,773
Total NOI adjustments (per previous page)	$111,365	$(41,588)	$152,953

NOTES TO NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)

(1)
Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza (ranging from 43.7% to 50.4%) were not included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.  In addition, on January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)	The elements of "New York" EBITDA, as adjusted, are summarized below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016		2017	2016
Office (including BMS EBITDA of $6,849 and $6,508, $18,401, and $17,981 respectively)	$183,162	$164,150	(a)	$522,566	$484,735	(a)
Retail	90,316	91,061	(a)	269,762	272,083	(a)
Residential	5,981	6,214		18,450	18,901
Alexander's	12,207	11,506		35,511	34,880
Hotel Pennsylvania	5,511	3,962		7,633	4,287
Total New York	$297,177	$276,893		$853,922	$814,886

The elements of "New York" NOI, as adjusted, are summarized below.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016		2017	2016
Office	$179,505	$157,643	(a)	$523,531	$459,509	(a)
Retail	81,839	72,178	(a)	241,667	211,611	(a)
Residential	5,418	5,525		16,300	16,724
Alexander's	7,030	6,617		21,090	19,849
Hotel Pennsylvania	6,252	4,625		9,746	6,390
Total New York	$280,044	$246,588		$812,334	$714,083
____________________

(a)
Beginning in January 2017 for office buildings with retail at the base, we have adjusted the allocation of real estate taxes between the retail and office elements above. This has no effect on our consolidated financial statements but resulted in a reallocation of $4,213 and $12,058 of income from retail to office for the three and nine months ended September 30, 2016, respectively.

NOTES TO NET INCOME/EBITDA (NON-GAAP)/NOI (NON-GAAP) BY SEGMENT
(unaudited and in thousands)

(3)The elements of "Other" EBITDA, as adjusted, are summarized below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
theMART (including trade shows)	$24,165	$21,696	$72,471	$70,689
555 California Street	11,643	11,405	35,870	35,137
Other investments	11,379	20,388	36,318	57,092
	47,187	53,489	144,659	162,918
Corporate general and administrative expenses(a)	(22,730)	(21,519)	(78,952)	(76,364)
Investment income and other, net(a)	5,910	6,871	24,079	19,317
Total Other	$30,367	$38,841	$89,786	$105,871
     The elements of "Other" NOI, as adjusted, are summarized below

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
theMART (including trade shows)	$25,422	$21,758	$74,859	$70,914
555 California Street	11,013	9,899	33,647	24,010
Other investments	7,589	21,381	15,138	44,482
	44,024	53,038	123,644	139,406
Investment income and other, net(a)	5,910	6,871	24,079	19,317
Total Other	$49,934	$59,909	$147,723	$158,723
____________________

(a)
The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $1,975 and $204 of income for the three months ended September 30, 2017 and 2016, respectively, and $5,233 and $2,625 of income for the nine months ended September 30, 2017 and 2016, respectively.

EBITDA, AS ADJUSTED BY REGION (NON-GAAP)
(unaudited)
The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Region:
New York	89%	89%	88%	88%
theMART, Chicago (included in "Other" segment)	7%	7%	8%	8%
555 California Street, San Francisco (included in "Other" segment)	4%	4%	4%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)
	September 30, 2017	December 31, 2016	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$3,124,971	$3,130,825	$(5,854)
Buildings and improvements	9,824,618	9,684,144	140,474
Development costs and construction in progress	1,536,290	1,278,941	257,349
Leasehold improvements and equipment	96,820	93,910	2,910
Total	14,582,699	14,187,820	394,879
Less accumulated depreciation and amortization	(2,805,160)	(2,581,514)	(223,646)
Real estate, net	11,777,539	11,606,306	171,233
Cash and cash equivalents	1,282,230	1,501,027	(218,797)
Restricted cash	103,553	95,032	8,521
Marketable securities	193,145	203,704	(10,559)
Tenant and other receivables, net	54,769	61,069	(6,300)
Investments in partially owned entities	1,064,982	1,378,254	(313,272)
Real estate fund investments	351,750	462,132	(110,382)
Receivable arising from the straight-lining of rents, net	917,827	885,167	32,660
Deferred leasing costs, net	354,573	354,997	(424)
Identified intangible assets, net	166,198	189,668	(23,470)
Assets related to discontinued operations	1,774	3,568,613	(3,566,839)
Other assets	573,780	508,878	64,902
Total Assets	$16,842,120	$20,814,847	$(3,972,727)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$8,131,606	$8,113,248	$18,358
Senior unsecured notes, net	846,641	845,577	1,064
Unsecured term loan, net	373,354	372,215	1,139
Unsecured revolving credit facilities	—	115,630	(115,630)
Accounts payable and accrued expenses	412,100	397,134	14,966
Deferred revenue	240,377	276,276	(35,899)
Deferred compensation plan	106,244	121,183	(14,939)
Liabilities related to discontinued operations	3,602	1,259,443	(1,255,841)
Other liabilities	469,919	417,199	52,720
Total liabilities	10,583,843	11,917,905	(1,334,062)
Redeemable noncontrolling interests	970,704	1,278,446	(307,742)
Vornado shareholders' equity	4,571,079	6,898,519	(2,327,440)
Noncontrolling interests in consolidated subsidiaries	716,494	719,977	(3,483)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$16,842,120	$20,814,847	$(3,972,727)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)
			September 30, 2017
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$8,204,763
Senior unsecured notes			850,000
$750 Million unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			—
			9,429,763
Pro rata share of debt of non-consolidated entities (excluding $1,715,283 of Toys' debt)			3,467,744
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(600,545)
			12,296,962

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G preferred shares	8,000	$25.00	200,000
6.625% Series I preferred shares	10,800	25.00	270,000
5.70% Series K preferred shares	12,000	25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
			1,075,428

	Converted Shares	September 30, 2017 Common Share Price
Equity:
Common shares	189,878	$76.88	14,597,821
Class A units	11,701	76.88	899,573
Convertible share equivalents:
Equity awards - unit equivalents	855	76.88	65,732
D-13 preferred units	607	76.88	46,666
G1-G4 units	51	76.88	3,921
Series A preferred shares	46	76.88	3,536
			15,617,249

Total Market Capitalization			$28,989,639
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page 68.

DEBT ANALYSIS
(unaudited and in thousands)
	As of September 30, 2017
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$9,429,763	3.45%	$3,112,877	3.03%	$6,316,886	3.65%
Pro rata share of debt of non-consolidated entities:
Toys	1,715,283	7.87%	1,248,970	6.91%	466,313	10.45%
All other	3,467,744	4.23%	1,378,765	3.02%	2,088,979	5.03%
Total	14,612,790	4.15%	5,740,612	3.87%	8,872,178	4.33%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)	(600,545)		(143,785)		(456,760)
Company's pro rata share of total debt	$14,012,245	4.17%	$5,596,827	3.89%	$8,415,418	4.35%

Senior Unsecured Notes
	Due 2019	Due 2022
Maturity date/put date	6/30/2019	1/15/2022
Principal amount	$450,000	$400,000
Coupon/effective economic interest rate	2.500%/2.581%	5.000%/5.057%
Ratings:
Moody's/S&P/Fitch	Baa2/BBB/BBB	Baa2/BBB/BBB

Debt Covenant Ratios:(2)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities and Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	48%	48%	Less than 60%	36%
Secured debt/total assets	Less than 50%	40%	40%	Less than 50%	31%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.83	2.83		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.55
Unencumbered assets/unsecured debt	Greater than 150%	521%	521%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	12%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	10.40

Unencumbered EBITDA (non-GAAP):	Q3 2017
Annualized
New York	$459,748
Other	28,580
Total	$488,328
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page 68.

(2)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(3)	Total assets include EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP)
(unaudited and in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate	2017	2018	2019	2020	2021	Thereafter	Total
828-850 Madison Avenue Retail Condominium	06/18		5.29%	$—	$80,000	$—	$—	$—	$—	$80,000
33-00 Northern Boulevard	10/18		4.43%	—	60,015	—	—	—	—	60,015
Senior unsecured notes due 2019	06/19		2.50%	—	—	450,000	—	—	—	450,000
435 Seventh Avenue - retail	08/19	L+225	3.48%	—	—	97,018	—	—	—	97,018
$1.25 Billion unsecured revolving credit facility	11/19 (2)	L+105	—%	—	—	—	—	—	—	—
4 Union Square South - retail	11/19	L+215	3.39%	—	—	114,524	—	—	—	114,524
150 West 34th Street	06/20	L+225	3.48%	—	—	—	205,000	—	—	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.88%	—	—	—	580,000	—	—	580,000
220 Central Park South	09/20	L+200	3.24%	—	—	—	950,000	—	—	950,000
Unsecured Term Loan	10/20	L+115	2.39%	—	—	—	375,000	—	—	375,000
Eleven Penn Plaza	12/20		3.95%	—	—	—	450,000	—	—	450,000
888 Seventh Avenue	12/20		3.15%	—	—	—	375,000	—	—	375,000
Borgata Land	02/21		5.14%	—	—	—	—	55,863	—	55,863
770 Broadway	03/21		2.56%	—	—	—	—	700,000	—	700,000
909 Third Avenue	05/21		3.91%	—	—	—	—	350,000	—	350,000
606 Broadway	05/21	L+300	4.24%	—	—	—	—	34,810	—	34,810
555 California Street	09/21		5.10%	—	—	—	—	572,533	—	572,533
theMART	09/21		2.70%	—	—	—	—	675,000	—	675,000
655 Fifth Avenue	10/21	L+140	2.64%	—	—	—	—	140,000	—	140,000
Two Penn Plaza	12/21	(3)	4.23%	—	—	—	—	575,000	—	575,000
Senior unsecured notes due 2022	01/22		5.00%	—	—	—	—	—	400,000	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	—%	—	—	—	—	—	—	—
1290 Avenue of the Americas	11/22		3.34%	—	—	—	—	—	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	3.04%	—	—	—	—	—	450,000	450,000
666 Fifth Avenue Retail Condominium	03/23		3.61%	—	—	—	—	—	390,000	390,000
350 Park Avenue	01/27		3.92%	—	—	—	—	—	400,000	400,000
Total consolidated debt (contractual)				$—	$140,015	$661,542	$2,935,000	$3,103,206	$2,590,000	$9,429,763

Weighted average rate				—%	4.92%	2.80%	3.17%	3.59%	3.67%	3.45%

Fixed rate debt				$—	$140,015	$450,000	$825,000	$2,761,871	$2,140,000	$6,316,886
Fixed weighted average rate expiring				—%	4.92%	2.50%	3.59%	3.67%	3.81%	3.65%

Floating rate debt				$—	$—	$211,542	$2,110,000	$341,335	$450,000	$3,112,877
Floating weighted average rate expiring				—%	—%	3.43%	3.01%	2.92%	3.04%	3.03%
____________________________________________________________________________________________________________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)
On October 17, 2017, we extended one of our two $1.25 billion unsecured revolving credit facilities from November 2019 to January 2022 with two six-month extension options. The interest rate on the extended facility was lowered from LIBOR plus 1.05% to LIBOR plus 1.00%. The facility fee remains unchanged at 20 basis points. The interest rate and facility fees are the same as our other $1.25 billion unsecured revolving credit facility, which matures in February 2021 with two six-month extension options.

(3)
Pursuant to an existing swap agreement, $408,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of the $167,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands, except square feet)
			As of September 30, 2017
				Contractual Debt Balances (non-GAAP)
Joint Venture Name	Asset Category	Percentage Ownership at September 30, 2017	Company's Carrying Amount	Company's Pro rata Share	100% of Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$125,632	$406,099	$1,253,393

PREIT	Retail	8.0%	66,477	131,396	1,642,374

UE	Retail	4.5%	46,542	64,130	1,420,605

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	126,005	165,000	300,000
280 Park Avenue	Office/Retail	50.0%	121,310	600,000	1,200,000
650 Madison Avenue	Office/Retail	20.1%	113,837	161,024	800,000
512 West 22nd Street	Office/Retail	55.0%	60,621	34,297	62,359
West 57th Street properties	Office/Retail	50.0%	43,046	9,687	19,374
666 Fifth Avenue Office Condominium	Office/Retail	49.5%	38,372	697,600	1,409,292
61 Ninth Avenue	Office/Retail	45.1%	29,640	17,826	39,526
825 Seventh Avenue	Office	50.0%	6,883	10,250	20,500
85 Tenth Avenue	Office/Retail	49.9%	(1,020)	311,875	625,000
Other	Office/Retail	Various	4,084	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	141,306	275,550	550,000
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	43,881	19,193	38,072
Moynihan Office Building	Office/Retail	50.1%	32,027	102,762	205,114
Toys "R" Us, Inc.	Retailer	32.5%	—	1,715,283	5,277,794
Other	Various	Various	66,339	159,590	853,651
			$1,064,982	$4,899,027	$15,767,204

330 Madison Avenue(1)	Office	25.0%	$(53,237)	$125,000	$500,000
7 West 34th Street(2)	Office/Retail	53.0%	(46,013)	159,000	300,000
			$(99,250)	$284,000	$800,000
____________________

(1)	Our negative basis resulted from a refinancing distribution and is included in "other liabilities" on our consolidated balance sheets.

(2)	Our negative basis results from a deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheets.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage Ownership at September 30, 2017	Our Share of Net (Loss) Income for the Three Months Ended September 30,		Our Share of EBITDA (non-GAAP) for the Three Months Ended September 30,
		2017	2016	2017	2016
Joint Venture Name
New York:
Alexander's	32.4%	$6,510	$6,891	$12,207	$11,506
666 Fifth Avenue	49.5%	(4,323)	(11,706)	5,916	6,864
280 Park Avenue	50.0%	(4,256)	(102)	9,715	7,917
One Park Avenue	55.0%	1,595	829	4,613	3,564
650 Madison Avenue	20.1%	(1,094)	(1,319)	2,476	2,231
7 West 34th Street	53.0%	1,013	1,252	3,416	3,447
Independence Plaza	50.1%	833	1,184	5,326	5,439
330 Madison Avenue	25.0%	646	1,440	2,509	2,385
825 Seventh Avenue	50.0%	635	694	814	855
85 Tenth Avenue(1)	49.9%	298	—	5,283	—
West 57th Street Properties	50.0%	39	12	332	307
Other, net	Various	(485)	246	1,631	2,529
		1,411	(579)	54,238	47,044

Other:
PREIT(2)	8.0%	(49,748)	52	(45,058)	4,748
UE(3)	4.5%	6,008	2,158	7,798	3,567
Alexander's corporate fee income	32.4%	1,335	1,894	1,335	1,894
Rosslyn Plaza(4)	43.7% to 50.4%	(155)	(1,002)	1,110	943
Suffolk Downs	21.2%	(36)	(114)	(37)	(114)
85 Tenth Avenue(1)	49.9%	—	2	—	8,179
Other, net(4)	Various	(616)	1,400	2,393	4,352
		(43,212)	4,390	(32,459)	23,569

		$(41,801)	$3,811	$21,779	$70,613
____________________

(1)
On January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)
Based on PREIT’s September 29, 2017 quarter ended closing share price of $10.49, the market value (“fair value” pursuant to ASC Topic 323, Investments - Equity Method and Joint Ventures) of our investment in PREIT was $65,563 or $44,465 below the carrying amount on our consolidated balance sheet. We have concluded that our investment in PREIT is “other-than-temporarily” impaired and recorded a $44,465 non-cash impairment loss on our consolidated statements of income. Our conclusion was based on a sustained trading value of PREIT stock below our carrying amount and our inability to forecast a recovery in the near-term.

(3)	2017 includes a $5,200 net gain resulting from UE operating partnership unit issuances.

(4)
Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza were not included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
	Percentage Ownership at September 30, 2017	Our Share of Net (Loss) Income for the Nine Months Ended September 30,		Our Share of EBITDA (non-GAAP) for the Nine Months Ended September 30,
		2017	2016	2017	2016
Joint Venture Name
New York:
666 Fifth Avenue	49.5%	$(22,372)	$(33,663)	$18,019	$21,505
Alexander's	32.4%	20,092	20,640	35,511	34,880
280 Park Avenue	50.0%	(6,482)	(4,127)	26,634	23,734
650 Madison Avenue	20.1%	(3,812)	(3,810)	6,814	6,781
330 Madison Avenue	25.0%	3,410	4,593	7,307	7,404
One Park Avenue	55.0%	3,357	2,514	12,280	10,824
Independence Plaza	50.1%	3,165	4,079	16,311	16,559
7 West 34th Street	53.0%	2,068	1,723	10,156	4,783
825 Seventh Avenue	50.0%	1,999	2,085	2,518	2,567
85 Tenth Avenue(1)	49.9%	(791)	—	14,323	—
West 57th Street Properties	50.0%	—	56	881	966
Other, net	Various	(1,588)	767	5,362	8,096
		(954)	(5,143)	156,116	138,099

Other:
PREIT(2)	8.0%	(53,480)	(4,763)	(39,320)	10,378
Suffolk Downs(3)	21.2%	26,383	(938)	26,913	(938)
UE(4)	4.5%	26,311	4,523	31,130	9,010
Alexander's corporate fee income	32.4%	4,351	5,307	4,351	5,307
Rosslyn Plaza(5)	43.7% to 50.4%	(352)	(2,767)	3,337	3,046
85 Tenth Avenue(1)	49.9%	—	5,519	—	21,519
Other, net(5)	Various	3,319	2,154	12,315	11,598
		6,532	9,035	38,726	59,920

		$5,578	$3,892	$194,842	$198,019
____________________

(1)
On January 1, 2017, we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

(2)
Based on PREIT’s September 29, 2017 quarter ended closing share price of $10.49, the market value of our investment in PREIT was $65,563 or $44,465 below the carrying amount on our consolidated balance sheet. We have concluded that our investment in PREIT is “other-than-temporarily” impaired and recorded a $44,465 non-cash impairment loss on our consolidated statements of income. Our conclusion was based on a sustained trading value of PREIT stock below our carrying amount and our inability to forecast a recovery in the near-term.

(3)
In the second quarter of 2017, we recognized $26,687 of net gains, comprised of $15,314 representing our share of a net gain on the sale of Suffolk Downs and $11,373 representing the net gain on repayment of our debt investments in Suffolk Downs JV.

(4)	2017 includes a $21,100 net gain resulting from UE operating partnership unit issuances.

(5)
Our 7.5% interest in Fashion Centre Mall/Washington Tower and our interest in Rosslyn Plaza were not included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company (at share)
	Total Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,242	16,968	16,785	—	183	—
Retail	2,709	2,473	—	2,473	—	—
Residential - 1,696 units	1,568	835	—	—	—	835
Alexander's (32.4% interest), including 312 residential units	2,437	790	288	419	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	1,400
	28,356	22,466	17,073	2,892	183	2,318

Other:
theMART	3,689	3,680	2,010	116	1,554	—
555 California Street (70% interest)	1,740	1,218	1,188	30	—	—
Rosslyn Plaza Office and Residential - 197 units	690	313	202	—	—	111
Other	1,836	877	13	864	—	—
	7,955	6,088	3,413	1,010	1,554	111

Total square feet at September 30, 2017	36,311	28,554	20,486	3,902	1,737	2,429

Total square feet at June 30, 2017	36,271	28,538	20,475	3,901	1,737	2,425

Parking Garages (not included above):		Square Feet	Number of Garages	Number of Spaces
New York		1,686	11	4,970
theMART		558	4	1,651
555 California Street		168	1	453
Rosslyn Plaza		508	4	1,094
Total at September 30, 2017		2,920	20	8,168

TOP 30 TENANTS
(unaudited)
Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP) (in thousands(1)	% of Annualized Revenues At Share (non-GAAP)(2)
IPG and affiliates	923,896	$57,412	2.2%
Facebook	434,658	40,769	1.5%
Swatch Group USA	25,633	39,612	1.5%
Macy's	646,434	37,954	1.4%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	34,340	1.3%
Bloomberg L.P.	287,898	33,139	1.3%
AXA Equitable Life Insurance	336,646	32,615	1.2%
Google/Motorola Mobility (guaranteed by Google)	728,483	31,910	1.2%
Ziff Brothers Investments, Inc.	287,030	29,988	1.1%
McGraw-Hill Companies, Inc.	479,557	29,924	1.1%
Oath - formerly AOL (Verizon)	327,138	29,873	1.1%
The City of New York	565,846	24,842	0.9%
AMC Networks, Inc.	404,920	23,884	0.9%
Topshop	94,349	23,344	0.9%
Amazon (including its Whole Foods subsidiary)	308,113	23,227	0.9%
Fast Retailing (Uniqlo)	90,732	22,873	0.9%
Madison Square Garden	344,355	22,587	0.9%
Forever 21	127,779	22,367	0.8%
Neuberger Berman Group LLC	288,325	22,260	0.8%
J. Crew	250,635	21,100	0.8%
JCPenney	426,370	19,823	0.8%
Hollister	21,741	19,592	0.7%
Bank of America	232,728	18,585	0.7%
PricewaterhouseCoopers LLP	243,434	17,129	0.7%
Hennes & Mauritz (H&M)	51,363	15,803	0.6%
New York & Company, Inc.	207,585	14,133	0.5%
Alston & Bird LLP	163,883	13,954	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,878	0.5%
New York University	258,395	13,705	0.5%
U.S. Government	578,711	13,460	0.5%
			28.7%
____________________
(1) Includes leases not yet commenced.
(2) See reconciliation of consolidated revenues to our pro rata share of total annualized revenues on page 68.

LEASE EXPIRATIONS NEW YORK SEGMENT
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	9,000	$243,000	$27.00	—%

	Fourth Quarter 2017	74,000	4,924,000	66.54	0.4%

	First Quarter 2018	321,000	21,223,000	66.12	1.9%
	Second Quarter 2018	208,000	15,775,000	75.84	1.4%
	Third Quarter 2018	84,000	6,699,000	79.75	0.6%
	Fourth Quarter 2018	337,000	26,892,000	79.80	2.4%
	Total 2018	950,000	70,589,000	74.30	6.3%
	2019	773,000	52,693,000	68.17	4.7%
	2020	1,421,000	98,768,000	69.51	8.8%
	2021	1,202,000	88,531,000	73.65	7.9%
	2022	777,000	47,200,000	60.75	4.2%
	2023	1,938,000	148,609,000	76.68	13.2%
	2024	1,285,000	100,653,000	78.33	9.0%
	2025	793,000	58,393,000	73.64	5.2%
	2026	1,316,000	97,054,000	73.75	8.6%
	2027	978,000	66,816,000	68.32	5.9%
	Thereafter	4,688,000	289,230,000	61.70	25.7%

Retail:	Month to Month	39,000	$2,224,000	$57.03	0.5%

	Fourth Quarter 2017	3,000	304,000	101.33	0.1%

	First Quarter 2018	67,000	19,574,000	292.15	4.4%
	Second Quarter 2018	21,000	3,160,000	150.48	0.7%
	Third Quarter 2018	42,000	15,969,000	380.21	1.4%
	Fourth Quarter 2018	26,000	6,360,000	244.62	0.6%
	Total 2018	156,000	45,063,000	288.87	7.1%
	2019	213,000	35,755,000	167.86	8.1%
	2020	69,000	10,375,000	150.36	2.3%
	2021	67,000	11,617,000	173.39	2.6%
	2022	19,000	4,912,000	258.53	1.1%
	2023	87,000	37,820,000	434.71	8.5%
	2024	156,000	63,800,000	408.97	14.4%
	2025	43,000	19,556,000	454.79	4.4%
	2026	136,000	43,911,000	322.88	9.9%
	2027	31,000	21,162,000	682.65	4.8%
	Thereafter	944,000	147,355,000	156.10	33.2%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS theMART
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	14,000	$582,000	$41.57	0.4%

	Fourth Quarter 2017	99,000	3,690,000	37.27	2.5%

	First Quarter 2018	50,000	2,495,000	49.90	1.7%
	Second Quarter 2018	16,000	781,000	48.81	0.5%
	Third Quarter 2018	182,000	6,645,000	36.51	4.5%
	Fourth Quarter 2018	50,000	2,247,000	44.94	1.5%
	Total 2018	298,000	12,168,000	40.83	8.2%
	2019	164,000	8,154,000	49.72	5.5%
	2020	287,000	12,490,000	43.52	8.4%
	2021	350,000	14,741,000	42.12	9.9%
	2022	566,000	23,647,000	41.78	15.9%
	2023	235,000	9,811,000	41.75	6.6%
	2024	216,000	8,601,000	39.82	5.8%
	2025	307,000	13,534,000	44.08	9.1%
	2026	172,000	7,443,000	43.27	5.0%
	2027	97,000	3,985,000	41.08	2.7%
	Thereafter	778,000	29,494,000	37.91	19.9%
____________________
(1) Excludes storage, vacancy and other.

LEASE EXPIRATIONS 555 California Street
(unaudited)
	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—

	Fourth Quarter 2017	—	—	—	—

	First Quarter 2018	—	—	—	—
	Second Quarter 2018	6,000	363,000	60.50	0.5%
	Third Quarter 2018	2,000	147,000	73.50	0.2%
	Fourth Quarter 2018	—	—	—	—%
	Total 2018	8,000	510,000	63.75	0.7%
	2019	68,000	4,748,000	69.82	6.1%
	2020	101,000	6,228,000	61.66	7.9%
	2021	68,000	4,575,000	67.28	5.8%
	2022	36,000	2,669,000	74.14	3.4%
	2023	132,000	8,817,000	66.80	11.2%
	2024	79,000	6,393,000	80.92	8.1%
	2025	343,000	23,177,000	67.57	29.5%
	2026	180,000	12,477,000	69.32	15.9%
	2027	65,000	5,165,000	79.46	6.6%
	Thereafter	38,000	3,222,000	84.79	4.1%
____________________
(1) Excludes storage, vacancy and other.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP").  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York				555 California Street
	Office	Retail		theMART
Three Months Ended September 30, 2017
Total square feet leased	452	51		36	61
Our share of square feet leased:	405	38		36	43
Initial rent (1)	$83.09	$346.34		$54.11	$71.77
Weighted average lease term (years)	9.9	6.1		5.4	7.8
Second generation relet space:
Square feet	322	22		22	—
GAAP basis:
Straight-line rent (2)	$81.46	$89.13		$62.79	$—
Prior straight-line rent	$72.79	$112.10		$46.03	$—
Percentage increase (decrease)	11.9%	(20.5)%	(3)	36.4%	—%
Cash basis (non-GAAP):
Initial rent (1)	$83.64	$87.36		$61.02	$—
Prior escalated rent	$75.21	$85.19		$49.56	$—
Percentage increase	11.2%	2.5%		23.1%	—%
Tenant improvements and leasing commissions:
Per square foot	$84.69	$232.54		$30.18	$131.32
Per square foot per annum	$8.55	$38.12		$5.59	$16.83
Percentage of initial rent	10.2%	11.0%		10.3%	23.5%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)
Attributable to a single lease for 20,800 square feet at share at 1290 Avenue of the Americas that was the subject of a FAS 141 below market lease upward adjustment when we acquired the property in 2007. Excluding the FAS 141 adjustment the GAAP basis increase in rent would have been 8.0%.

LEASING ACTIVITY
(unaudited)
The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP.  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California Street
	Office	Retail	theMART
Nine Months Ended September 30, 2017
Total square feet leased	1,548	87	227	132
Our share of square feet leased:	1,188	68	227	93
Initial rent (1)	$79.35	$278.05	$48.37	$79.98
Weighted average lease term (years)	8.4	6.0	6.9	9.4
Second generation relet space:
Square feet	813	44	207	46
GAAP basis:
Straight-line rent (2)	$73.89	$158.51	$48.53	$95.09
Prior straight-line rent	$64.62	$140.76	$37.45	$80.30
Percentage increase	14.3%	12.6%	29.6%	18.4%
Cash basis (non-GAAP):
Initial rent (1)	$75.52	$150.88	$48.27	$86.49
Prior escalated rent	$68.23	$131.03	$39.83	$78.67
Percentage increase	10.7%	15.1%	21.2%	9.9%
Tenant improvements and leasing commissions:
Per square foot	$74.59	$156.88	$42.22	$111.81
Per square foot per annum	$8.88	$26.15	$6.12	$11.89
Percentage of initial rent	11.1%	9.4%	12.7%	14.9%
____________________

(1)	Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE EBITDA AND NOI (NON-GAAP)
(unaudited)
	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2017	96.9%	98.7%	94.2%
June 30, 2017	96.6%	98.9%	90.7%
December 31, 2016	96.5%	98.9%	92.4%
September 30, 2016	95.8%	98.2%	90.3%

Same store EBITDA % increase (decrease):(1)
Three months ended September 30, 2017 compared to September 30, 2016	5.0%	(2)	11.3%		1.7%
Nine months ended September 30, 2017 compared to September 30, 2016	2.7%	(2)	3.4%	(3)	(0.2)%
Three months ended September 30, 2017 compared to June 30, 2017	4.8%	(2)	(1.1)%		(4.1)%

Same store NOI % increase (decrease):(1)
Three months ended September 30, 2017 compared to September 30, 2016	13.8%	(2)	17.0%		13.2%
Nine months ended September 30, 2017 compared to September 30, 2016	13.2%	(2)	5.8%	(3)	37.9%
Three months ended September 30, 2017 compared to June 30, 2017	3.9%	(2)	1.6%		(2.2)%
____________________

(1)	See pages 62 through 67 for same store EBITDA and NOI reconciliations.
		EBITDA	NOI
(2)	Excluding Hotel Pennsylvania - same store % increase:
	Three months ended September 30, 2017 compared to September 30, 2016	4.5%	13.4%
	Nine months ended September 30, 2017 compared to September 30, 2016	2.3%	12.8%
	Three months ended September 30, 2017 compared to June 30, 2017	5.3%	4.4%

(3)	The nine months ended September 30, 2017 includes a $2,000,000 reversal of an expense accrued in 2015. Excluding this amount, same store EBITDA increased by 6.2% and same store NOI increased by 8.9%.

RESIDENTIAL STATISTICS in service
(unaudited)
		At Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York(1):
September 30, 2017	2,008	980	94.4%	$3,642
June 30, 2017	2,011	981	94.8%	$3,644
December 31, 2016	2,004	977	96.0%	$3,576
September 30, 2016	2,002	976	96.1%	$3,535

Rosslyn Plaza:
September 30, 2017	197	86	95.9%	$2,619
June 30, 2017	196	86	98.0%	$2,615
December 31, 2016	196	86	96.9%	$2,604
September 30, 2016	196	86	97.5%	$2,613
____________________
(1) Includes The Alexander (32.4% ownership) from the date of stabilization in the third quarter of 2016.

DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2017
(unaudited and in thousands, except square feet)

			(At Share)						Full Quarter Stabilized Operations
		Property Rentable Sq. Ft.	Excluding Land Costs					Initial Occupancy
Current Projects:	Segment		Incremental Budget	Amount Expended		% Complete	Start
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$811,386	(1)	62.4%	Q3 2012	N/A	N/A
Moynihan Office Building - (50.1% interest)(2)	New York	850,000	400,000	15,188		3.8%	Q2 2017	(3)	(3)
61 Ninth Avenue - office/retail (45.1% interest)(4)	New York	170,000	69,000	42,158		61.1%	Q1 2016	Q1 2018	Q2 2019
512 West 22nd Street - office/retail (55.0% interest)	New York	173,000	72,000	34,947	(5)	48.5%	Q4 2015	Q2 2018	Q1 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	15,672	(6)	52.2%	Q2 2016	Q3 2018	Q2 2020
Total current projects				$919,351

Future Opportunities:	Segment	Property Zoning Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000
____________________
(1) Excludes land and acquisition costs of $515,426.
(2) Excludes $115,230 for our share of the upfront contribution of $230,000. The building is subject to a ground lease which expires in 2116.
(3) To be provided in 2018.
(4) The building is subject to a ground lease which expires in 2115.
(5) Excludes land and acquisition costs of $57,000.
(6) Excludes land and acquisition costs of $22,703.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$80,195	$114,031	$125,215
Tenant improvements	75,367	86,630	153,696
Leasing commissions	24,199	38,938	50,081
Non-recurring capital expenditures	62,292	55,636	116,875
Total capital expenditures and leasing commissions (accrual basis)	242,053	295,235	445,867
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	106,038	268,101	156,753
Expenditures to be made in future periods for the current period	(113,704)	(117,910)	(222,469)
Total capital expenditures and leasing commissions (cash basis)	$234,387	$445,426	$380,151

Our share of square feet leased	1,576	2,307	2,751
Tenant improvements and leasing commissions per square foot per annum	$9.30	$7.79	$9.10
Percentage of initial rent	11.1%	10.0%	9.8%

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Development and redevelopment expenditures:
220 Central Park South	$196,063	$303,974	$158,014
606 Broadway	11,796	4,234	—
315/345 Montgomery Street (555 California Street)	9,603	9,150	—
90 Park Avenue	6,831	33,308	29,937
Penn Plaza	6,303	11,904	17,701
theMART	6,163	24,788	—
304 Canal Street	3,627	5,941	1,405
Marriott Marquis Times Square - retail and signage	1,498	9,283	21,929
Wayne Towne Center	1,486	8,461	20,633
640 Fifth Avenue	1,029	46,282	17,899
330 West 34th Street	305	5,492	32,613
Other	30,012	143,748	190,688
	$274,716	$606,565	$490,819

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$62,199	$67,239	$57,752
Tenant improvements	33,251	63,995	68,869
Leasing commissions	16,690	32,475	35,099
Non-recurring capital expenditures	50,717	41,322	81,240
Total capital expenditures and leasing commissions (accrual basis)	162,857	205,031	242,960
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	62,948	159,144	93,105
Expenditures to be made in future periods for the current period	(71,138)	(100,151)	(118,911)
Total capital expenditures and leasing commissions (cash basis)	$154,667	$264,024	$217,154

Our share of square feet leased	1,256	1,933	1,920
Tenant improvements and leasing commissions per square foot per annum	$9.56	$7.98	$10.20
Percentage of initial rent	10.6%	9.7%	8.9%

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Development and redevelopment expenditures:
606 Broadway	$11,796	$4,234	$—
90 Park Avenue	6,831	33,308	29,937
Penn Plaza	6,303	11,904	17,701
304 Canal Street	3,627	5,941	1,405
Marriott Marquis Times Square - retail and signage	1,498	9,283	21,929
640 Fifth Avenue	1,029	46,282	17,899
330 West 34th Street	305	5,492	32,613
Other	2,877	1,759	6,695
	$34,266	$118,203	$128,179

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
theMART
(unaudited and in thousands)
	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$6,202	$16,343	$33,958
Tenant improvements	7,516	6,722	30,246
Leasing commissions	1,094	1,355	7,175
Non-recurring capital expenditures	988	1,518	411
Total capital expenditures and leasing commissions (accrual basis)	15,800	25,938	71,790
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	7,992	24,314	16,849
Expenditures to be made in future periods for the current period	(7,172)	1,654	(37,949)
Total capital expenditures and leasing commissions (cash basis)	$16,620	$51,906	$50,690

Our share of square feet leased	227	269	762
Tenant improvements and leasing commissions per square foot per annum	$6.12	$5.58	$6.02
Percentage of initial rent	12.7%	11.6%	15.6%

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Development and redevelopment expenditures:
Common area enhancements	$6,163	$24,788	$—
Other	509	1,384	588
	$6,672	$26,172	$588

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
555 CALIFORNIA STREET
(unaudited and in thousands)

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$4,601	$5,704	$7,916
Tenant improvements	3,454	3,201	3,084
Leasing commissions	770	1,041	1,046
Non-recurring capital expenditures	6,403	3,900	796
Total capital expenditures and leasing commissions (accrual basis)	15,228	13,846	12,842
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	9,777	12,708	10,994
Expenditures to be made in future periods for the current period	4,373	(3,056)	7,618
Total capital expenditures and leasing commissions (cash basis)	$29,378	$23,498	$31,454

Our share of square feet leased	93	106	69
Tenant improvements and leasing commissions per square foot per annum	$11.89	$9.15	$8.13
Percentage of initial rent	14.9%	11.8%	9.7%

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Development and redevelopment expenditures:
315/345 Montgomery Street	$9,603	$9,150	$—
Other	—	—	260
	$9,603	$9,150	$260

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS
OTHER
(unaudited and in thousands)

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Capital expenditures (accrual basis)(1):
Expenditures to maintain assets	$7,193	$24,745	$25,589
Tenant improvements	31,146	12,712	51,497
Leasing commissions	5,645	4,067	6,761
Non-recurring capital expenditures	4,184	8,896	34,428
Total capital expenditures and leasing commissions (accrual basis)	48,168	50,420	118,275
Adjustments to reconcile to cash basis:
Expenditures in the current period applicable to prior periods	25,321	71,935	35,805
Expenditures to be made in future periods for the current period	(39,767)	(16,357)	(73,227)
Total capital expenditures and leasing commissions (cash basis)	$33,722	$105,998	$80,853

	Nine Months Ended September 30, 2017	Year Ended December 31,
		2016	2015
Development and redevelopment expenditures:
220 Central Park South	$196,063	$303,974	$158,014
Wayne Towne Center	1,486	8,461	20,633
Other	26,626	140,605	183,145
	$224,175	$453,040	$361,792
____________________

(1)
Effective July 17, 2017, the date of the spin-off of our Washington, DC segment, capital expenditures and leasing commissions by our former Washington, DC segment have been reclassified to the Other segment. We have reclassified the prior period capital expenditures and leasing commissions to conform to the current prior period presentation.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	92.2%	$63.65	2,256,000	2,256,000	—		United Health Care, URS Corporation Group Consulting
								Bank of America, Kmart Corporation,
-Retail	100.0%	99.2%	132.74	271,000	271,000	—		Shake Shack, Starbucks
	100.0%	92.9%	71.06	2,527,000	2,527,000	—	$—

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	98.7%	59.53	1,585,000	1,585,000	—	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	86.4%	214.70	49,000	49,000	—	—	Chase Manhattan Bank
	100.0%	98.4%	64.18	1,634,000	1,634,000	—	575,000

Eleven Penn Plaza
-Office	100.0%	99.7%	58.99	1,114,000	1,114,000	—	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	147.48	38,000	38,000	—	—	Madison Square Garden
	100.0%	99.2%	61.91	1,152,000	1,152,000	—	450,000

100 West 33rd Street
-Office	100.0%	98.2%	62.91	855,000	855,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	97.5%	129.47	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	62.27	691,000	691,000	—	50,150	Deutsch, Inc., Yodle, Inc., Footlocker, Home Advisor, Inc.
-Retail	100.0%	—	—	18,000	18,000	—	—
	100.0%	92.6%	62.27	709,000	709,000	—	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	292.37	43,000	43,000	—	97,019	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	63.68	458,000	458,000	—	300,000	Amazon
-Retail	53.0%	71.8%	293.32	21,000	21,000	—	—	Amazon
	53.0%	98.8%	73.75	479,000	479,000	—	300,000

484 Eighth Avenue
-Retail	100.0%	—	—	16,000	—	16,000	—

431 Seventh Avenue
-Retail	100.0%	100.0%	262.23	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	87.57	6,000	6,000	—	—

267 West 34th Street
-Retail	100.0%	—	—	6,000	—	6,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	35.3%	$66.03	8,000	8,000	—	$—

150 West 34th Street
-Retail	100.0%	100.0%	71.73	78,000	78,000	—	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	93.89	3,000	3,000	—	—

265 West 34th Street
-Retail	100.0%	100.0%	503.75	3,000	3,000	—	—

131-135 West 33rd Street
-Retail	100.0%	100.0%	41.28	23,000	23,000	—	—

486 Eighth Avenue
-Retail	100.0%	—	—	3,000	—	3,000	—

Total Penn Plaza				7,811,000	7,786,000	25,000	2,257,169
Midtown East:
909 Third Avenue								IPG and affiliates, Forest Laboratories,
(ground leased through 2063)								Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	96.5%	59.59 (3)	1,346,000	1,346,000	—	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	95.7%	74.14	539,000	539,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino),
-Retail	100.0%	13.1%	17.86	3,000	3,000	—
	100.0%	95.2%	73.83	542,000	542,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	260.06	23,000	23,000	—	—	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	93.59	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	—	—	6,000	6,000	—	—

Total Midtown East				1,924,000	1,924,000	—	350,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management, Hutchin Hill
-Office	100.0%	96.2%	$93.73	873,000	873,000	—	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	261.35	15,000	15,000	—	—	Redeye Grill L.P.
	100.0%	96.3%	96.56	888,000	888,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	47.78	81,000	81,000	—	19,374
-Retail	50.0%	100.0%	134.94	22,000	22,000	—	—
	50.0%	87.9%	66.40	103,000	103,000	—	19,374

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	—	20,500	Young & Rubicam
-Retail	100.0%	100.0%	271.95	4,000	4,000	—	—	Lindy's
	51.2%	100.0%	83.27	169,000	169,000	—	20,500

Total Midtown West				1,160,000	1,160,000	—	414,874
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.3%	100.65	1,228,000	1,228,000	—	1,200,000	PJT Partners, Investcorp International Inc., Wells Fargo
-Retail	50.0%	100.0%	96.69	26,000	26,000	—	—	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	97.4%	100.57	1,254,000	1,254,000	—	1,200,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	104.33	554,000	554,000	—	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	216.69	17,000	17,000	—	—	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	107.67	571,000	571,000	—	400,000

Total Park Avenue				1,825,000	1,825,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	98.3%	77.86	937,000	937,000	—		PricewaterhouseCoopers LLP
-Retail	100.0%	100.0%	131.38	24,000	24,000	—		Citibank, Starbucks
	100.0%	98.3%	79.19	961,000	961,000	—	—

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%	98.1%	75.60	813,000	813,000	—	500,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	318.54	33,000	33,000	—	—	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	98.1%	85.08	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%	100.0%	147.17	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,873,000	1,873,000	—	500,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		90.6%	$90.53	246,000	246,000	—		Stifel Financial Corp., GCA Savvian Inc.
-Retail	100.0%		96.1%	918.65	68,000	68,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	100.0%		91.8%	269.87	314,000	314,000	—	$—

666 Fifth Avenue									Colliers International NY LLC,
-Office (Office Condo)	49.5%		—	—	1,403,000	—	1,403,000	1,409,292	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		—	—	45,000	—	45,000	—	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(4)	100.0%	452.46	114,000	114,000	—	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
			100.0%	452.46	1,562,000	114,000	1,448,000	1,799,292

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		95.3%	81.07	294,000	294,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%		36.0%	1,225.30	30,000	30,000	—		Coach
	100.0%		89.8%	187.02	324,000	324,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		96.5%	113.55	526,000	526,000	—	800,000	Willett Advisors LLC
-Retail	20.1%		28.5%	1,227.08	67,000	67,000	—	—	Bottega Veneta Inc., Moncler USA Inc.
	20.1%		88.8%	239.36	593,000	593,000	—	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	80.33	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	820.61	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	100.0%		91.7%	208.75	98,000	98,000	—	—

655 Fifth Avenue
-Retail	92.5%		100.0%	240.42	57,000	57,000	—	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,564.54	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,974,000	1,526,000	1,448,000	3,189,292

Midtown South:
770 Broadway
-Office	100.0%		100.0%	85.81	991,000	991,000	—	700,000	Facebook, Oath - formerly AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	57.17	168,000	168,000	—	—	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		100.0%	81.65	1,159,000	1,159,000	—	700,000

One Park Avenue									New York University, Clarins USA Inc.,
									Public Service Mutual Insurance, Robert A.M. Stern Architect,
-Office	55.0%		96.3%	54.14	862,000	862,000	—	300,000	automotiveMastermind
-Retail	55.0%		100.0%	85.53	77,000	77,000	—	—	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		96.6%	56.71	939,000	939,000	—	300,000

4 Union Square South									Burlington Coat Factory, Whole Foods Market, DSW,
-Retail	100.0%		100.0%	105.84	206,000	206,000	—	114,524	Forever 21

692 Broadway
-Retail	100.0%		100.0%	89.86	36,000	36,000	—	—	Equinox, Oath - formerly AOL (Verizon)

Other
-Retail	50.0%		—	—	36,000	—	36,000	30,000

Total Midtown South					2,376,000	2,340,000	36,000	1,144,524

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	100.0%	$81.58	2,038,000	2,038,000	—	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	174.45	76,000	76,000	—	—	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	100.0%	84.92	2,114,000	2,114,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	99.8%	64.72	93,000	93,000	—
-Retail	100.0%	100.0%	459.44	44,000	44,000	—		Topshop
	100.0%	99.9%	191.49	137,000	137,000	—	—

Total Rockefeller Center				2,251,000	2,251,000	—	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	87.9%	40.80	246,000	246,000	—		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.28	5,000	5,000	—		TD Bank
	100.0%	88.1%	42.01	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	243.53	65,000	65,000	—		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			85,000	85,000	—	—

443 Broadway
Retail	100.0%	100.0%	95.63	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	—	4,000
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	9,000	4,000	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	75.0%		11,000	11,000	—
	100.0%	55.0%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	93.6%	132.89	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	185.48	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	281.72	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Other
-Residential (26 units)	100.0%	84.6%		35,000	35,000	—	—

Total Soho				229,000	225,000	4,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$256.85	160,000	160,000	—	$—	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	56.0%	1,183.49	46,000	46,000	—		T-Mobile, Invicta, Swatch Group USA, Laline, Sephora*
-Theatre	100.0%	100.0%	13.48	62,000	62,000	—		Nederlander-Marquis Theatre
	100.0%	81.2%	339.46	108,000	108,000	—	—

Total Times Square				268,000	268,000	—	—
Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	622.02	18,000	18,000	—	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	489.21	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
-Retail	100.0%	66.7%	1,041.89	11,000	11,000	—		John Varvatos, J. Crew
	100.0%	84.1%		23,000	23,000	—	—

1131 Third Avenue
Retail	100.0%	100.0%	156.59	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill
Other
-Retail - 2 buildings	100.0%	100.0%	—	15,000	15,000	—
-Residential (8 units)	100.0%	100.0%		7,000	7,000	—
	100.0%			22,000	22,000	—	—

Total Upper East Side				99,000	99,000	—	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.1%	34.22	471,000	471,000	—	60,015	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	52.10	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.45	586,000	586,000	—	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	83.93	41,000	41,000	—	—	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	85.36	627,000	627,000	—	625,000

Total Chelsea/Meatpacking District				811,000	811,000	—	625,000

Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	90.8%		283,000	283,000	—	80,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	95.7%		1,185,000	1,185,000	—	$550,000
-Retail	50.1%	100.0%	$45.99	72,000	60,000	12,000	—	Duane Reade, Food Emporium
	50.1%	95.9%		1,257,000	1,245,000	12,000	550,000

339 Greenwich Street
-Retail	100.0%	100.0%	105.34	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,253,000	12,000	550,000
New Jersey:
Paramus
-Office	100.0%	94.7%	21.93	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	71.06	44,000	44,000	—	—	Nike, Amazon*

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	—	—	173,000	—	173,000	62,359

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	—	—	147,000	—	147,000	39,526	Aetna Life Insurance Company*
-Retail	45.1%	—	—	23,000	—	23,000	—	Starbucks*
	45.1%	—	—	170,000	—	170,000	39,526

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	23,000	—	23,000	—
-Retail	50.0%	—	—	11,000	—	11,000	34,810
	50.0%	—	—	34,000	—	34,000	34,810

Moynihan Office Building
(ground and building leased through 2116)
-Office	50.1%	—	—	730,000	—	730,000	205,114
-Retail	50.1%	—	—	120,000	—	120,000	—
	50.1%	—	—	850,000	—	850,000	205,114

Total Properties to be Developed				1,240,000	—	1,240,000	341,809

New York Office:

Total		97.2%	$73.14	22,718,000	20,242,000	2,476,000	$9,789,733

Vornado's Ownership Interest		97.0%	$71.00	18,201,000	16,968,000	1,233,000	$5,948,329

New York Retail:

Total		94.7%	$218.99	2,985,000	2,709,000	276,000	$1,722,950

Vornado's Ownership Interest		95.7%	$215.46	2,624,000	2,473,000	151,000	$1,564,195

New York Residential:

Total		94.5%		1,568,000	1,568,000	—	$630,000

Vornado's Ownership Interest		94.4%		835,000	835,000	—	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$115.11	889,000	889,000	—	$500,000	Bloomberg
-Retail	32.4%	99.4%	180.90	174,000	174,000	—	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	124.96	1,063,000	1,063,000	—	850,000

								Sears, Burlington Coat Factory,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	—	78,246	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.72	609,000	609,000	—	257,147	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	94.2%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)	32.4%	100.0%	—	—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.3%	77.29	2,437,000	2,437,000	—	1,253,393

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	—	—

Total New York		97.1%	$87.29	31,121,000	28,356,000	2,765,000	$13,396,076

Vornado's Ownership Interest		96.9%	$75.05	23,857,000	22,466,000	1,391,000	$8,234,093
____________________
*    Lease not yet commenced.

(1)
Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $12.31 PSF.

(4)	75,000 square feet is leased from the office condo.

(5)	Leased by Alexander's through January 2037.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
555 California Street:
555 California Street	70.0%	96.2%	$71.45	1,505,000	1,505,000	—	$572,533	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	81.4%	63.17	235,000	235,000	—	—	Bank of America, Regus, Ripple Labs Inc., LendingHome Corporation*

345 Montgomery Street	70.0%	—	—	64,000	—	64,000	—

Total 555 California Street		94.2%	$70.49	1,804,000	1,740,000	64,000	$572,533

Vornado's Ownership Interest		94.2%	$70.49	1,263,000	1,218,000	45,000	$400,773

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.2%	$37.07	2,010,000	2,010,000	—		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.5%	46.58	1,554,000	1,554,000	—		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	91.0%	50.26	106,000	106,000	—
	100.0%	98.7%	41.41	3,670,000	3,670,000	—	$675,000

Other (2 properties)	50.0%	100.0%	37.82	19,000	19,000	—	33,160

Total theMART		98.7%	$41.39	3,689,000	3,689,000	—	$708,160

Vornado's Ownership Interest		98.7%	$41.39	3,680,000	3,680,000	—	$691,850
____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet			Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)								Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%	99.2%	$232.46	95,000	95,000	—		Sephora, Bank of America
- Residential (39 units)	100.0%	92.3%		59,000	59,000	—
	100.0%			154,000	154,000	—	$146,000

11 East 68th Street Retail	100.0%	100.0%	711.46	11,000	11,000	—	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	17.0%	141.05	46,000	46,000	—
- Office	75.3%	33.0%	44.33	194,000	194,000	—		American Management Association
	75.3%	29.9%	62.87	240,000	240,000	—	310,000

501 Broadway	100.0%	100.0%	262.98	9,000	9,000	—	23,000	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%	74.5%	178.88	51,000	49,000	2,000		Banana Republic
- Theatre	100.0%	100.0%	38.56	79,000	79,000	—		Regal Cinema
	100.0%	90.2%	83.05	130,000	128,000	2,000	82,750

Total Real Estate Fund	89.1%	67.0%		544,000	542,000	2,000	$621,750

Vornado's Ownership Interest	28.5%	58.0%		156,000	155,000	1,000	$136,295
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rest PSF (1)	Square Feet				Encumbrances (non-GAAP) (in thousands) (2)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant (2)
ROSSLYN PLAZA:
Virginia (Rosslyn):
Rosslyn Plaza(4)									General Services Administration,
Office - 4 buildings	46.2%	65.9%	$43.84	736,000	437,000	—	299,000	$38,072	Corporate Executive Board, Nathan Associates, Inc.
Residential - 2 buildings (197 units)	43.7%	95.9%		253,000	253,000	—	-	-
				989,000	690,000	—	299,000	38,072

Total Rosslyn Plaza		65.9%	$43.84	989,000	690,000	—	299,000	$38,072

Vornado's Ownership Interest		65.9%	$43.84	450,000	313,000	—	138,000	$17,590

OTHER:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$30.71	677,000	228,000	443,000	5,500	$—	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Virginia (Pentagon City):
Fashion Centre Mall(4)	7.5%	97.2%	49.03	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower(4)	7.5%	100.0%	51.06	170,000	170,000	—	—	40,000	Computer Science Corp.

Total Other		98.7%	$39.79	1,843,000	1,394,000	443,000	5,500	$450,000

Vornado's Ownership Interest		99.8%	$29.17	883,000	434,000	443,000	6,000	$34,000
____________________

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

(4)	Reclassified to Other from the Washington, DC segment.

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended September 30,
		September 30,		June 30, 2017
		2017	2016		2017	2016
Net (loss) income attributable to common shareholders	(A)	$(29,026)	$66,125	$115,972	$134,698	$172,425
Per diluted share		$(0.15)	$0.35	$0.61	$0.71	$0.91

Certain items that impact net (loss) income attributable to common shareholders:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs		$(53,581)	$(2,739)	$(6,211)	$(67,045)	$(4,597)
Operating results through July 17, 2017 spin-off		3,950	29,489	23,659	47,752	66,714
		(49,631)	26,750	17,448	(19,293)	62,117

Impairment loss on investment in PREIT		(44,465)	—	—	(44,465)	—
(Loss) income from real estate fund investments, net		(7,794)	807	(304)	(11,333)	13,662
Net gain resulting from UE operating partnership unit issuances		5,200	—	15,900	21,100	—
Our share of write-off of deferred financing costs		(3,819)	—	—	(3,819)	—
Preferred share issuance costs (Series J redemption)		—	(7,408)	—	—	(7,408)
Our share of net gain on sale of property of Suffolk Downs JV		—	—	15,314	15,314	—
Net gain on repayment of Suffolk Downs JV debt investments		—	—	11,373	11,373	—
Skyline properties impairment loss		—	—	—	—	(160,700)
Net gain on sale of 47% ownership interest in 7 West 34th Street		—	—	—	—	159,511
Other		(3,197)	(851)	694	(1,024)	(10,699)
		(103,706)	19,298	60,425	(32,147)	56,483
Noncontrolling interests' share of above adjustments		6,451	(1,183)	(3,740)	1,407	(3,430)
Total of certain items that impact net (loss) income attributable to common shareholders, net	(B)	$(97,255)	$18,115	$56,685	$(30,740)	$53,053
Per diluted share (non-GAAP)		$(0.51)	$0.1	$0.3	$(0.16)	$0.28

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A-B)	$68,229	$48,010	$59,287	$165,438	$119,372
Per diluted share (non-GAAP)		$0.36	$0.25	$0.31	$0.87	$0.63

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended September 30,
		September 30,		June 30, 2017
		2017	2016		2017	2016
Reconciliation of our net (loss) income attributable to common shareholders to FFO (non-GAAP):
Net (loss) income attributable to common shareholders	(A)	$(29,026)	$66,125	$115,972	$134,698	$172,425
Per diluted share		$(0.15)	$0.35	$0.61	$0.71	$0.91

FFO adjustments:
Depreciation and amortization of real property		$102,953	$130,892	$128,527	$361,949	$398,231
Net gains on sale of real estate		(1,530)	—	—	(3,797)	(161,721)
Real estate impairment losses		—	—	—	—	160,700
Proportionate share of adjustments to equity in net (loss) income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		31,997	40,281	37,682	108,753	117,635
Net gains on sale of real estate		8	(2,522)	(15,339)	(17,184)	(2,841)
Real estate impairment losses		4,329	1,134	167	7,547	5,536
		137,757	169,785	151,037	457,268	517,540
Noncontrolling interests' share of above adjustments		(8,572)	(10,403)	(9,356)	(28,444)	(31,872)
FFO adjustments, net	(B)	$129,185	$159,382	$141,681	$428,824	$485,668

FFO attributable to common shareholders (non-GAAP)	(A+B)	$100,159	$225,507	$257,653	$563,522	$658,093
Convertible preferred share dividends		19	22	20	59	65
Earnings allocated to Out-Performance Plan units		—	—	—	850	722
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		100,178	225,529	257,673	564,431	658,880
Add back of income allocated to noncontrolling interests of the Operating Partnership		6,776	14,937	17,062	37,229	42,906
FFO - OP Basis (non-GAAP)		$106,954	$240,466	$274,735	$601,660	$701,786
FFO per diluted share (non-GAAP)		$0.52	$1.19	$1.35	$2.95	$3.47

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended September 30,
		September 30,		June 30, 2017
		2017	2016		2017	2016
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$100,178	$225,529	$257,673	$564,431	$658,880
Per diluted share (non-GAAP)		$0.52	$1.19	$1.35	$2.95	$3.47

Certain items that impact FFO:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs		$(53,581)	$(2,739)	$(6,211)	$(67,045)	$(4,597)
Operating results through July 17, 2017 spin-off		10,148	61,699	56,868	122,201	169,141
		(43,433)	58,960	50,657	55,156	164,544

Impairment loss on investment in PREIT		(44,465)	—	—	(44,465)	—
(Loss) income from real estate fund investments, net		(7,794)	807	(304)	(11,333)	13,662
Net gain resulting from UE Properties operating partnership unit issuances		5,200	—	15,900	21,100	—
Our share of write-off of deferred financing costs		(3,819)	—	—	(3,819)	—
Preferred share issuance costs (Series J redemption)		—	(7,408)	—	—	(7,408)
Net gain on repayment of our Suffolk Downs JV debt instruments		—	—	11,373	11,373	—
Other		(390)	171	836	856	(130)
		(94,701)	52,530	78,462	28,868	170,668
Noncontrolling interests' share of above adjustments		5,890	(3,220)	(4,857)	(1,782)	(10,877)
Total of certain items that impact FFO, net	(B)	(88,811)	49,310	73,605	27,086	159,791
Per diluted share		$(0.47)	$0.26	$0.39	$0.14	$0.84

FFO, as adjusted (non-GAAP)	(A-B)	$188,989	$176,219	$184,068	$537,345	$499,089
Per diluted share (non-GAAP)		$0.99	$0.93	$0.97	$2.81	$2.63

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO TO FAD
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Nine Months Ended September 30,
		September 30,		June 30, 2017
		2017	2016		2017	2016
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$100,178	$225,529	$257,673	$564,431	$658,880

Adjustments to arrive at FAD (non-GAAP):
Adjustments to FFO per page 56, excluding FFO from discontinued operations and sold properties		(105,020)	(12,541)	20,931	(94,328)	(8,194)
Recurring tenant improvements, leasing commissions and other capital expenditures		64,520	87,090	77,350	214,361	262,719
Carried interest and our share of net unrealized (loss) gain from real estate fund investments		(12,908)	(97)	(2,300)	(21,375)	8,639
Amortization of acquired below-market leases, net		10,660	11,410	12,474	34,135	40,302
Straight-lining of rents		9,170	34,915	13,059	37,751	118,960
Amortization of debt issuance costs		(6,220)	(8,539)	(8,353)	(23,554)	(26,312)
Stock-based compensation expense		(5,693)	(6,117)	(7,350)	(27,319)	(27,903)
Non real estate depreciation		(1,671)	(1,447)	(2,039)	(5,704)	(5,277)
Noncontrolling interests' share of above adjustments		3,216	(6,417)	(6,423)	(6,758)	(22,521)
	(B)	(43,946)	98,257	97,349	107,209	340,413

FAD (non-GAAP)	(A-B)	$144,124	$127,272	$160,324	$457,222	$318,467

FAD payout ratio (1)		80.0%	94.0%	84.5%	84.5%	112.5%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended September 30, 2017
		Total	New York	Other
EBITDA (non-GAAP) per page 14	(A)	$236,745	$297,177	$(60,432)
Certain items that impact EBITDA:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs		(53,581)	—	(53,581)
Operating results through July 17, 2017 spin-off		13,038	—	13,038
		(40,543)	—	(40,543)

Impairment loss on investment in PREIT		(44,465)	—	(44,465)
Loss from real estate fund investments, net		(7,794)	—	(7,794)
Net gain result from UE operating partnership unit issuance		5,200	—	5,200
Other		(3,197)	—	(3,197)
Total of certain items that impact EBITDA	(B)	(90,799)	—	(90,799)
EBITDA, as adjusted (non-GAAP)	(A-B)	$327,544	$297,177	$30,367

		Three Months Ended September 30, 2016
		Total	New York	Other
EBITDA (non-GAAP) per page 14	(A)	$398,007	$276,893	$121,114
Certain items that impact EBITDA:
JBG SMITH Properties which is treated as a discontinued operation:
Operating results		75,307	—	75,307
Transaction costs		(2,739)	—	(2,739)
		72,568	—	72,568

Income from real estate fund investments, net		807	—	807
Other		8,898	—	8,898
Total of certain items that impact EBITDA	(B)	82,273	—	82,273
EBITDA, as adjusted (non-GAAP)	(A-B)	$315,734	$276,893	$38,841

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Nine Months Ended September 30, 2017
		Total	New York	Other
EBITDA (non-GAAP) per page 16	(A)	$1,021,077	$853,922	$167,155
Certain items that impact EBITDA:
JBG SMITH Properties which is treated as a discontinued operation:
Operating results through July 17, 2017 spin-off		153,449	—	153,449
Transaction costs		(67,045)	—	(67,045)
		86,404	—	86,404

Impairment loss on investment in PREIT		(44,465)	—	(44,465)
Net gain result from UE operating partnership unit issuance		21,100	—	21,100
Our share of net gain on sale of property of Suffolk Downs JV		15,314	—	15,314
Net gain on sale of repayment of Suffolk Downs JV debt investments		11,373	—	11,373
Loss from real estate fund investments, net		(11,333)	—	(11,333)
Other		(1,024)	—	(1,024)
Total of certain items that impact EBITDA	(B)	77,369	—	77,369
EBITDA, as adjusted (non-GAAP)	(A-B)	$943,708	$853,922	$89,786

		Nine Months Ended September 30, 2016
		Total	New York	Other
EBITDA (non-GAAP) per page 16	(A)	$1,162,125	$977,517	$184,608
Certain items that impact EBITDA:
JBG SMITH Properties which is treated as a discontinued operation:
Operating results		214,604	—	214,604
Transaction costs		(4,597)	—	(4,597)
		210,007	—	210,007

Skyline properties impairment loss		(160,700)	—	(160,700)
Net gain on sale of 47% ownership interest in 7 West 34th Street		159,511	159,511	—
Income from real estate fund investments, net		13,662	—	13,662
Other		18,888	3,120	15,768
Total of certain items that impact EBITDA	(B)	241,368	162,631	78,737
EBITDA, as adjusted (non-GAAP)	(A-B)	$920,757	$814,886	$105,871

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO NOI, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended September 30, 2017
		Total	New York	Other
NOI (non-GAAP) per page 14	(A)	$346,241	$280,044	$66,197
Certain items that impact NOI:
JBG SMITH Properties spin-off operating results through July 17, 2017 spin-off		12,971	—	12,971
NOI from real estate fund investments, net		2,600	—	2,600
Other		692	—	692
Total of certain items that impact NOI	(B)	16,263	—	16,263
NOI, as adjusted (non-GAAP)	(A-B)	$329,978	$280,044	$49,934

		Three Months Ended September 30, 2016
		Total	New York	Other
NOI (non-GAAP) per page 14	(A)	$383,877	$246,588	$137,289
Certain items that impact NOI:
JBG SMITH Properties operating results		72,919	—	72,919
NOI from real estate fund investments, net		2,555	—	2,555
Other		1,906	—	1,906
Total of certain items that impact NOI	(B)	77,380	—	77,380
NOI, as adjusted (non-GAAP)	(A-B)	$306,497	$246,588	$59,909

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO NOI, AS ADJUSTED
(unaudited and in thousands)
		Nine Months Ended September 30, 2017
		Total	New York	Other
NOI (non-GAAP) per page 16	(A)	$1,132,442	$812,334	$320,108
Certain items that impact NOI:
JBG SMITH Properties operating results through July 17, 2017 spin-off		160,634	—	160,634
NOI from real estate fund investments, net		7,469	—	7,469
Other		4,282	—	4,282
Total of certain items that impact NOI	(B)	172,385	—	172,385
NOI, as adjusted (non-GAAP)	(A-B)	$960,057	$812,334	$147,723

		Nine Months Ended September 30, 2016
		Total	New York	Other
NOI (non-GAAP) per page 16	(A)	$1,119,555	$716,315	$403,240
Certain items that impact NOI:
JBG SMITH Properties operating results		233,310	—	233,310
NOI from real estate fund investments, net		6,313	—	6,313
Other		7,126	2,232	4,894
Total of certain items that impact NOI	(B)	246,749	2,232	244,517
NOI, as adjusted (non-GAAP)	(A-B)	$872,806	$714,083	$158,723

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

	New York	theMART	555 California Street
EBITDA (non-GAAP) for the three months ended September 30, 2017	$297,177	$24,165	$11,643
Add-back:
Non-property level overhead expenses included above	9,479	1,859	—
Less EBITDA from:
Acquisitions	(5,454)	42	—
Dispositions	(15)	—	—
Development properties placed into and out of service	(6,228)	—	—
Other non-operating income, net	(1,076)	—	—
Same store EBITDA (non-GAAP) for the three months ended September 30, 2017	$293,883	$26,066	$11,643

EBITDA (non-GAAP) for the three months ended September 30, 2016	$276,893	$21,696	$11,405
Add-back:
Non-property level overhead expenses included above	9,783	1,720	55
Less EBITDA from:
Acquisitions	(205)	—	—
Dispositions	19	—	—
Development properties placed into and out of service	(7,967)	—	226
Other non-operating loss (income), net	1,285	—	(239)
Same store EBITDA (non-GAAP) for the three months ended September 30, 2016	$279,808	$23,416	$11,447

Increase in same store EBITDA for the three months ended September 30, 2017 compared to September 30, 2016	$14,075	$2,650	$196

% increase in same store EBITDA	5.0%	11.3%	1.7%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

	New York	theMART	555 California Street
EBITDA (non-GAAP) for the nine months ended September 30, 2017	$853,922	$72,471	$35,870
Add-back:
Non-property level overhead expenses included above	31,630	5,632	—
Less EBITDA from:
Acquisitions	(15,211)	210	—
Dispositions	(619)	—	—
Development properties placed into and out of service	(18,966)	—	—
Other non-operating income, net	(3,963)	(19)	—
Same store EBITDA (non-GAAP) for the nine months ended September 30, 2017	$846,793	$78,294	$35,870

EBITDA (non-GAAP) for the nine months ended September 30, 2016	$977,517	$70,689	$35,137
Add-back:
Non-property level overhead expenses included above	27,557	5,064	244
Less EBITDA from:
Acquisitions	(60)	—	—
Dispositions, including net gains on sale	(162,512)	—	—
Development properties placed into and out of service	(24,343)	—	782
Other non-operating loss (income), net	6,424	—	(238)
Same store EBITDA (non-GAAP) for the nine months ended September 30, 2016	$824,583	$75,753	$35,925

Increase (decrease) in same store EBITDA for the nine months ended September 30, 2017 compared to September 30, 2016	$22,210	$2,541	$(55)

% increase (decrease) in same store EBITDA	2.7%	3.4%	(0.2)%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF EBITDA TO SAME STORE EBITDA
(unaudited and in thousands)

	New York	theMART	555 California Street
EBITDA (non-GAAP) for the three months ended September 30, 2017	$297,177	$24,165	$11,643
Add-back:
Non-property level overhead expenses included above	9,479	1,859	—
Less EBITDA from:
Acquisitions	(226)	42	—
Dispositions	(15)	—	—
Development properties placed into and out of service	(6,228)	—	—
Other non-operating income, net	(1,308)	—	—
Same store EBITDA (non-GAAP) for the three months ended September 30, 2017	$298,879	$26,066	$11,643

EBITDA (non-GAAP) for the three months ended June 30, 2017	$283,962	$24,122	$12,144
Add-back:
Non-property level overhead expenses included above	9,908	2,063	—
Less EBITDA from:
Acquisitions	(164)	169	—
Dispositions	(164)	—	—
Development properties placed into and out of service	(7,571)	—	—
Other non-operating income, net	(900)	—	—
Same store EBITDA (non-GAAP) for the three months ended June 30, 2017	$285,071	$26,354	$12,144

Increase (decrease) in same store EBITDA for the three months ended September 30, 2017 compared to June 30, 2017	$13,808	$(288)	$(501)

% increase (decrease) in cash basis same store EBITDA	4.8%	(1.1)%	(4.1)%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

	New York	theMART	555 California Street
NOI (non-GAAP) for the three months ended September 30, 2017	$280,044	$25,422	$11,013
Less NOI from:
Acquisitions	(3,682)	42	—
Dispositions	(15)	—	—
Development properties placed into and out of service	(1,779)	—	—
Other non-operating income, net	(6,022)	—	—
Same store NOI (non-GAAP) for the three months ended September 30, 2017	$268,546	$25,464	$11,013

NOI (non-GAAP) for the three months ended September 30, 2016	$246,588	$21,758	$9,899
Less NOI from:
Dispositions	19	—	—
Development properties placed into and out of service	(1,950)	—	226
Other non-operating income, net	(8,769)	—	(397)
Same store NOI (non-GAAP) for the three months ended September 30, 2016	$235,888	$21,758	$9,728

Increase in same store NOI for the three months ended September 30, 2017 compared to September 30, 2016	$32,658	$3,706	$1,285

% increase in same store NOI	13.8%	17.0%	13.2%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

	New York	theMART	555 California Street
NOI (non-GAAP) for the nine months ended September 30, 2017	$812,334	$74,859	$33,647
Less NOI from:
Acquisitions	(13,230)	210	—
Dispositions	(619)	—	—
Development properties placed into and out of service	(5,022)	—	—
Other non-operating income, net	(22,492)	(31)	—
Same store NOI (non-GAAP) for the nine months ended September 30, 2017	$770,971	$75,038	$33,647

NOI (non-GAAP) for the nine months ended September 30, 2016	$716,315	$70,914	$24,010
Less NOI from:
Acquisitions	(13)	—	—
Dispositions	(2,113)	—	—
Development properties placed into and out of service	(5,947)	—	782
Other non-operating income, net	(27,428)	—	(396)
Same store NOI (non-GAAP) for the nine months ended September 30, 2016	$680,814	$70,914	$24,396

Increase in same store NOI for the nine months ended September 30, 2017 compared to September 30, 2016	$90,157	$4,124	$9,251

% increase in same store NOI	13.2%	5.8%	37.9%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI TO SAME STORE NOI
(unaudited and in thousands)

	New York	theMART	555 California Street
NOI (non-GAAP) for the three months ended September 30, 2017	$280,044	$25,422	$11,013
Less NOI from:
Acquisitions	(76)	42	—
Dispositions	(15)	—	—
Development properties placed into and out of service	(1,779)	—	—
Other non-operating income, net	(6,247)	—	—
Same store NOI (non-GAAP) for the three months ended September 30, 2017	$271,927	$25,464	$11,013

NOI (non-GAAP) for the three months ended June 30, 2017	$270,515	$24,901	$11,259
Less NOI from:
Acquisitions	(63)	170	—
Dispositions	(164)	—	—
Development properties placed into and out of service	(1,774)	—	—
Other non-operating income, net	(6,773)	—	—
Same store NOI (non-GAAP) for the three months ended June 30, 2017	$261,741	$25,071	$11,259

Increase (decrease) in same store NOI for the three months ended September 30, 2017 compared to June 30, 2017	$10,186	$393	$(246)

% increase (decrease) in same store NOI	3.9%	1.6%	(2.2)%

NON-GAAP RECONCILIATIONS
RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME TO EBITDA, AS ADJUSTED
(unaudited and in thousands)

	Trailing Twelve Months Ended September 30, 2017
		New York
	Total	Office	Retail	Residential	theMART	555 California Street
Net income	$402,549	$170,615	$194,306	$2,417	$32,159	$3,052
Interest and debt expense	340,640	216,476	73,398	11,926	19,382	19,458
Depreciation and amortization	478,363	308,454	95,129	10,266	40,670	23,844
Income tax expense	3,570	1,682	266	—	1,416	206
EBITDA (non-GAAP)	1,225,122	697,227	363,099	24,609	93,627	46,560
Certain items that impact EBITDA	—	—	—	—	—	—
EBITDA, as adjusted (non-GAAP)	$1,225,122	$697,227	$363,099	$24,609	$93,627	$46,560

RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF TOTAL ANNUALIZED REVENUES
(unaudited and in thousands)

Three Months Ended September 30, 2017
Consolidated revenues	$528,755
Noncontrolling interest adjustments	(24,847)
Consolidated revenues at our share (non-GAAP)	503,908
Unconsolidated revenues at our share, excluding Toys "R" Us, Inc.	154,416
Our pro rata share of revenues (non-GAAP)	$658,324
Our pro rata share of revenues (annualized) (non-GAAP)	$2,633,296

RECONCILIATION OF CONSOLIDATED DEBT, NET (GAAP) TO CONTRACTUAL DEBT (NON-GAAP)
(unaudited and in thousands)

	September 30, 2017
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$8,131,606	$73,157	$8,204,763
Senior unsecured notes	846,641	3,359	850,000
$750 Million unsecured term loan	373,354	1,646	375,000
	$9,351,601	$78,162	$9,429,763